                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  PRECIS, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

     (5) Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

             -------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------

         (3) Filing Party:

             -------------------------------------------------------------------

         (4) Date Filed:

             -------------------------------------------------------------------

PRECIS, INC.
2040 NORTH HIGHWAY 360
GRAND PRAIRIE, TEXAS 75050
TELEPHONE:  (972) 522-2008


                            NOTICE OF ANNUAL MEETING

                           TO BE HELD ON JULY 29, 2002

TO THE SHAREHOLDERS:

         Precis, Inc., will hold its annual shareholders meeting at its offices at 2040 North Highway 360, Grand Prairie, Texas, commencing at 4:00 p.m., local time on July 29, 2002 to vote on:

1.       The approval of the Precis, Inc. 2002 IMR Stock Option Plan;

2.       The approval of the Precis, Inc. 2002 Non-Employee Stock Option Plan;

3. The election of eight directors, each to hold office until the 2003 annual meeting of shareholders and until her or his successor is duly elected and qualified;

4. Ratification of Murrell Hall McIntosh & Co., PLLP as the independent accountants for 2002; and

5. Any other business that properly comes before the meeting or any adjournment or postponement of the Annual Meeting.

         Precis shareholders at the close of business on June 14, 2002, are receiving notice and may vote at the Annual Meeting. Approval of all matters presented at the Annual Meeting require the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting.

         YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE MATTERS BEING VOTED UPON.

         YOUR ATTENDANCE OR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE ANNUAL MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO COMPLETE AND RETURN THE ENCLOSED PROXY, USING THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED FROM WITHIN THE UNITED STATES. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE ANNUAL MEETING, MAY WITHDRAW IT AND VOTE IN PERSON. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO PRECIS SHAREHOLDERS, THEIR PROXIES AND INVITED GUESTS. ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

                                            BY ORDER OF THE BOARD OF DIRECTORS:

                                            /s/

                                            David P. May, Corporate Secretary
Grand Prairie, Texas
June ___, 2002

                                 PROXY STATEMENT

                                  ------------

                                  PRECIS, INC.
                             2040 NORTH HIGHWAY 360
                           GRAND PRAIRIE, TEXAS 75050
                            TELEPHONE: (972) 522-2008

                                  ------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 29, 2002


                     SOLICITATION AND REVOCATION OF PROXIES

         This Proxy Statement is furnished to the shareholders of Precis Smart Card Systems, Inc. in connection with an Annual Meeting of the holders of Precis common stock to be held in its offices at 2040 North Highway 360, Grand Prairie, Texas, at 4:00 p.m., local time, on July 29, 2002 and any adjournment or postponement of the Annual Meeting. This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy will be first mailed on or about June __, 2002, to Precis' shareholders of record on June 14, 2002.

         If the accompanying Proxy is properly executed and returned, the shares of common stock represented by the Proxy will be voted at the Annual Meeting. If you indicate on the Proxy a choice with respect to any matter to be voted on, your shares will be voted in accordance with your choice. If no choice is indicated, your shares of common stock will be voted FOR

o        approval of the Precis, Inc. 2002 IMR Stock Option Plan;

o        approval of the Precis, Inc. 2002 Non-Employee Stock Option Plan;

o the election of eight directors, each to hold office until the 2003 annual meeting of shareholders and until her or his successor is duly elected and qualified; and

o ratification of Murrell Hall McIntosh & Co., PLLP as the independent accountants for 2002.

In addition, your shares will also be considered and voted upon other business that properly comes before the Annual Meeting or any adjournment or postponement. Our Board of Directors knows of no business that will be presented for consideration at the Annual Meeting, other than matters described in this Proxy Statement. Once given, you may revoke the Proxy by

o giving written notice of revocation to our Secretary at any time before your Proxy is voted,

o executing another valid proxy bearing a later date and delivering this proxy to our Secretary prior to or at the Annual Meeting, or

o        attending the Annual Meeting and voting in person.

         Neither the corporate laws of Oklahoma, the state in which we are incorporated, nor our Certificate of Incorporation or Bylaws have any provisions regarding the treatment of abstentions and broker non-votes. Our policy is (i) to count abstentions or broker non-votes for purposes of determining the presence of a quorum at the Annual Meeting, (ii) to treat abstentions as votes not cast but to treat them as shares represented at the Annual Meeting for determining results on actions requiring a majority vote, and (iii) to consider neither abstentions nor broker non-votes in determining results of plurality votes.

         We will bear the expenses of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying Proxy. These expenses include the charges and expenses of banks, brokerage firms, and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of our common stock. Solicitation of Proxies may be made by mail, telephone, personal interviews or by other means by our directors or employees without additional compensation other than reimbursement for their related out-of-pocket expenses.

         All information contained in this Proxy Statement with respect to Precis and its subsidiaries and Capella Group was furnished by Precis and Capella Group, respectively, for inclusion in this Proxy Statement.

                          SHAREHOLDERS ENTITLED TO VOTE

         The shareholders entitled to vote at the Annual Meeting are the holders of record, at the close of business on June 14, 2002 (the "Record Date"), of the 11,750,822 shares of common stock then outstanding. Each holder of a share of common stock outstanding on the Record Date will be entitled to one vote for each share held on each matter presented at the Annual Meeting. Our officers, directors and nominee directors own of record a total of 5,385,944 shares, or 45.8% of our issued and outstanding common stock, all of which we anticipate will be voted in favor of the matters to be voted upon at the Annual Meeting. There is no cumulative voting with respect to the election of directors. The presence in person or by proxy of the holders of a majority of the shares of common stock outstanding and represented at the Annual Meeting will constitute a quorum for the transaction of business. The affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting in person and by proxy and entitled to vote is required for approval of the proposals presented at the Annual Meeting, other than approval of the stock options plans (Proposal One and Proposal Two) which require the affirmative vote of a majority of the votes cast respecting these proposals. Votes will be tabulated by an inspector of election appointed by our Board of Directors.

         THIS PROXY STATEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THESE TRANSACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                                  TABLE OF CONTENTS
                                                                                                               Page
                                                                                                               ----
PROPOSAL ONE -- APPROVAL OF OUR 2002 IMR STOCK OPTION PLAN........................................................1
         The 2002 IMR Stock Option Plan...........................................................................1
                  Grant and Exercise of Options...................................................................1
                  Termination and Amendment.......................................................................1
                  Participants....................................................................................2
         Federal Income Tax Consequences..........................................................................2
         Required Affirmative Vote................................................................................2
         Recommendation of Our Board of Directors.................................................................2
PROPOSAL TWO -- APPROVAL OF OUR 2002 OUTSIDE DIRECTORS STOCK OPTION PLAN..........................................2
         The 2002 Non-Employee Stock Option Plan..................................................................2
                  Grant and Exercise of Options...................................................................3
                  Termination and Amendment.......................................................................3
                  Participants....................................................................................3
         Federal Income Tax Consequences..........................................................................4
         Required Affirmative Vote................................................................................4
         Recommendation of Our Board of Directors.................................................................5
PROPOSAL THREE -- ELECTION OF DIRECTORS...........................................................................5
         Nominees.................................................................................................5
         Required Affirmative Vote................................................................................5
         Recommendation of Our Board of Directors.................................................................6
         Information About Each Director and Nominee Directors....................................................6
                  Nominee Directors...............................................................................6
                  Current Directors...............................................................................7
         Compliance with Section 16(a) of the Securities Exchange Act of 1934.....................................8
         Meetings and Committees of the Board of Directors........................................................8
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS..................................................................9
         Executive Officers Compensation..........................................................................9
         Aggregate Option Grants and Exercises in 2001 and Year-End Option Values.................................9
         1999 Stock Option Plan..................................................................................10
         Securities Authorized for Issuance under Equity Compensation Plans......................................11
         Director Liability and Indemnification..................................................................12
         Employment Arrangements and Lack of Keyman Insurance....................................................12
         Compensation of Directors...............................................................................13
PROPOSAL FIVE -- RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS..........................................14
         Independent Accountants" Fees...........................................................................14
         Required Vote...........................................................................................14
         Recommendation of Our Board of Directors................................................................14
CERTAIN TRANSACTIONS.............................................................................................15
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...................................................16
OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING..................................................................18
SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING....................................................................18
WHERE YOU CAN FIND MORE INFORMATION..............................................................................18
APPENDIX A -- PRECIS, INC. 2002 IMR STOCK OPTION PLAN
APPENDIX B -- PRECIS, INC. 2002 NON-EMPLOYEE STOCK OPTION PLAN


                                 PROPOSAL ONE

                APPROVAL OF OUR 2002 IMR STOCK OPTION PLAN

         Our Board of Directors is seeking ratification and shareholder approval of the Precis, Inc. 2002 IMR Stock Option Plan (the "IMR Plan"), which, effective March 15, 2002, was adopted by our Board of Directors. A copy of the IMR Plan is attached hereto as Appendix A. Subject to approval of the IMR Plan by our shareholders, we will be authorized to issue up to 500,000 shares of our common stock upon the exercise of options granted under the IMR Plan to our independent marketing representatives. No stock options have been granted under the IMR Plan. Our employees and directors are not eligible to participate in the IMR Plan.

THE 2002 IMR STOCK OPTION PLAN

         The purpose of the IMR Plan is to strengthen our ability to attract and retain independent marketing representatives, to furnish additional incentive to our independent marketing representatives who are significantly responsible for our success, and thereby to enhance shareholder value. The IMR Plan provides for the grant of stock options ("Options") to our independent marketing consultants. Our employees and directors are not eligible to participate in the IMR Plan. Under the provisions of the IMR Plan, the Options will not qualify as options granted pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and accordingly will not qualify for the favorable tax consequences thereunder upon the grant and exercise of the Options. The total number of shares of common stock authorized and reserved for issuance upon exercise of Options granted under the IMR Plan will be 500,000.

         GRANT AND EXERCISE OF OPTIONS. Our Board of Directors administers and interprets the IMR Plan and has authority to grant Options to all eligible independent marketing representatives, and determine the basis upon which the Options are to be granted and the terms, restrictions and conditions of the Options at the time of grant.

         Options granted under the IMR Plan are exercisable in such amounts, at such intervals and upon such terms as the Option grant provides. The purchase price of the common stock under the Option is determined by our Board; however, the purchase price may not be less than lowest closing sale price of the common stock on the date of grant of the Option or during a period of up to three months following grant of the Option. Upon the exercise of an Option, the stock purchase price must be paid in full.

         Options granted under the IMR Plan may not under any circumstance be exercised after five years from the date of grant. Subject to the foregoing, Options are exercisable only by independent marketing representatives who are in "good standing" at the time of exercise. To be in good standing, an independent marketing representative must

o        be in active status at the time of grant and exercise of the Option

o        maintain his or her membership in Care Entree program and

o comply with our the policies and procedures and the terms and conditions of the independent marketing representative's agreement with us.

No Option under the IMR Plan may be granted after March 31, 2007. Options are not transferable except by will or by the laws of descent and distribution.

         TERMINATION AND AMENDMENT. The IMR Plan will terminate on March 31, 2007. The IMR Plan may be altered, changed, modified, amended or terminated by written amendment approved by our Board; provided, that no action of our Board may, without the approval of our shareholders,

o increase the total amount of common stock that may be purchased pursuant to exercise of Options granted under the IMR Plan;

o withdraw the administration of the IMR Plan from our Board of Directors;

o        amend or alter the Option price of common stock under the IMR Plan;

o amend the IMR Plan in any manner that would impair the applicability of the exemption afforded to the IMR Plan by the Securities Exchange Act of 1934 and the Securities and Exchange Commission's Rule 16b-3; or

o amend the IMR Plan to permit our officers, directors or employees to receive Options under the IMR Plan.

No amendment, modification or termination of the IMR Plan may in any manner adversely affect any Option previously granted under the IMR Plan without the consent of the holder.

         PARTICIPANTS. At this time it is not possible to determine who in the future will be among the eligible independent marketing representatives that will become entitled to receive Options under the IMR Plan or the number of shares of common stock that may be optioned to any eligible independent marketing representative. It is expected, however, that these determinations will be made on the basis of the independent marketing representative's contributions to our success through marketing of our Care Entree healthcare savings program. Our executive officers, directors and employees are not permitted to participate in the IMR Plan, and, accordingly, if the IMR Plan had been in effect during the year ended December 31, 2001, our executive officers, directors and employees would not have be granted any Options under the IMR Plan.

FEDERAL INCOME TAX CONSEQUENCES

         The grant of Options under the IMR Plan will not have any tax consequence to us or the recipient of the Option. Upon exercise of an Option, the independent marketing representative will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the shares of common stock acquired over the exercise price of the Option. Any additional gain or loss realized by the independent marketing representative on disposition of the Option shares generally will be capital gain or loss and will not result in any additional tax deduction to us.

REQUIRED AFFIRMATIVE VOTE

         The affirmative vote of the holders of a majority of the shares of common stock cast at the Annual Meeting in person and by proxy and entitled to vote is required for the approval of the IMR Plan. Abstentions and broker non-votes will not be tabulated as negative votes on this proposal, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether approval of the IMR Plan has received the required vote for approval.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our Board of Directors recommends that you vote "FOR" the approval of the IMR Plan. We will vote your proxy accordingly unless you specify a contrary choice.

                                     PROPOSAL TWO

             APPROVAL OF OUR 2002 OUTSIDE DIRECTORS STOCK OPTION PLAN

         Our Board of Directors is seeking ratification and shareholder approval of the Precis, Inc. 2002 Non-Employee Stock Option Plan (the "Non-Employee Plan"), which, effective May 31, 2002, was adopted by our Board of Directors. A copy of the Non-Employee Plan is attached hereto as Appendix B. Subject to approval of the Non-Employee Plan by our shareholders, we will be authorized to issue up to 200,000 shares of our common stock upon the exercise of options granted under the Non-Employee Plan to our independent marketing representatives. As of the date of this Proxy Statement, no stock options have been granted under the Non-Employee Plan. Our employees who also serve as our directors are not eligible to participate in the Non-Employee Plan.

THE 2002 NON-EMPLOYEE STOCK OPTION PLAN

         The purpose of the Non-Employee Plan is to strengthen our ability to attract and retain the services of individuals that serve as our non-employee directors, consultants and other advisors that are essential to our long-term growth and financial success and thereby to enhance shareholder value. Through option grants under Non-Employee Plan, our non-employee directors, consultants and other advisors will have the opportunity to acquire an equity interest in us. The Non-Employee Plan provides for the grant of stock options ("Options") to our non-employee directors, consultants and other advisors . Our employees and directors are not eligible to participate in the Non-Employee Plan.

Under the provisions of the Non-Employee Plan, the Options will not qualify as options granted pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and accordingly will not qualify for the favorable tax consequences thereunder upon the grant and exercise of the Options. The total number of shares of common stock authorized and reserved for issuance upon exercise of Options granted under the Non-Employee Plan will be 200,000.

         GRANT AND EXERCISE OF OPTIONS. Our Board of Directors administers and interprets the Non-Employee Plan and has authority to grant Options to all eligible independent marketing representatives, and determine the basis upon which the Options are to be granted and the terms, restrictions and conditions of the Options at the time of grant.

         Options granted under the Non-Employee Plan are exercisable in such amounts, at such intervals and upon such terms as the Option grant provides. The purchase price of the common stock under the Option is determined by our Board; however, the purchase price may not be less than the closing sale price of the common stock on the date of grant of the Option. Upon the exercise of an Option, the stock purchase price must be paid in full, in cash by check or in our common stock held by the Option holder for more than six months or a combination of cash and common stock.

         Options granted under the Non-Employee Plan may not under any circumstance be exercised after 10 years from the date of grant. No Option under the Non-Employee Plan may be granted after March 31, 2007. Options are not transferable except by will, by the laws of descent and distribution, by gift or a domestic relations order to a "family member." Family member transfers include transfers to parents (and in-laws) to nieces and nephews (adopted or otherwise) as well as trusts, foundations and other entities principally for their benefit.

         TERMINATION AND AMENDMENT. The Non-Employee Plan will terminate on March 31, 2007. The Non-Employee Plan may be altered, changed, modified, amended or terminated by written amendment approved by our Board; provided, that no action of our Board may, without the approval of our shareholders,

o increase the total amount of common stock that may be purchased pursuant to exercise of Options granted under the Non-Employee Plan;

o withdraw the administration of the Non-Employee Plan from our Board of Directors;

o        amend or alter the Option price of common stock under the Non-Employee
         Plan;

o amend the Non-Employee Plan in any manner that would impair the applicability of the exemption afforded to the Non-Employee Plan by the Securities Exchange Act of 1934 and the Securities and Exchange Commission's Rule 16b-3; or

o amend the IMR Plan to permit our officers, employee-directors or employees to receive Options under the Non-Employee Plan.

No amendment, modification or termination of the Non-Employee Plan may in any manner adversely affect any Option previously granted under the Non-Employee Plan without the consent of the holder.

         PARTICIPANTS. At this time it is not possible to determine who in the future will be among the individuals that will become entitled to receive Options under the Non-Employee Plan or the number of shares of common stock that may be optioned to any eligible individuals. It is expected, however, that these determinations will be made on the basis of the individual's contribution or potential contribution to our success as determined by our Board.

         Although the Non-Employee Plan was not in effect during 2001, the following table sets forth information assuming the Non-Employee Plan had been in effect during the year ended December 31, 2001. It is further assumed that, in lieu of the stock options granted to our directors during 2001 who were not employees pursuant to individual agreements, our non-employee directors would have been granted Options under the Non-Employee Plan, which would have become exercisable in February 2002.

                    PRECIS, INC. 2002 NON-EMPLOYEE STOCK OPTION PLAN

                                                                              NUMBER OF
NAME AND POSITION                                                           COMMON SHARES      VALUE(1)
-----------------                                                           -------------      --------
Judith H. Henkels......................................................             --         $     --
  Chief Executive Officer and President(4)
  (and Chief Executive Officer and President of Capella)

Mary L. Kelly..........................................................             --         $     --
  Chief Financial Officer
  (and Vice President of The Capella Group)

Paul A. Kruger.........................................................             --         $     --
  Chairman of the Board and former Chief Executive Officer(4)
  (and former Chief Executive Officer of Foresight)

Bobby R. Rhodes........................................................             --         $     --
  Director
  (and Vice President of The Capella Group)

John F. Luther.........................................................             --         $     --
  (Vice President of The Capella Group
   and President of SmartCare Insurance Agency)

Leland S. Chaffin, Jr..................................................             --         $     --
  (Vice President of The Capella Group)

Executive officers as a group..........................................             --         $     --

Non-executive director group(3)........................................         52,000         $449,800

Non-executive officer employee group...................................             --         $     --

---------------
(1) The closing sale price of our common stock as reported on the Nasdaq Smallcap Market on December 31, 2001 was $12.20. The per-share value is calculated based on the applicable closing sale price per share, minus the $3.55 exercise price, multiplied by the number of shares of common stock underlying the options.

(2) In February 2002, Mr. Kruger resigned as our Chief Executive Officer as well as the Chief Executive Officer of Foresight, Inc., and Ms. Henkels was appointed to serve as our Chief Executive Officer and President. Ms. Henkels has served as our President since June 8, 2001.

         If the Non-Employee Plan had been in effect during the year ended December 31, 2001, our non-employee directors would have been granted Options under the Non-Employee Plan, which would have resulted in each of Larry E. Howell, John Simonelli, Kent H. Webb, M.D., Lyle W. Miller, and Michael E. Dunn receiving five-year stock options exercisable for the purchase of 10,000 shares of our common stock for $3.55 per share. In addition, for his services as our medical director, we would have granted Dr. Webb five-year stock options exercisable for the purchase of 12,000 shares of our common stock for $3.55 per share. The stock options would have been granted on August 27, 2001 for services during 2001. The purchase price of the shares would have been equal to or in excess of the closing sale price of our common stock on the grant date of the stock options. Our executive officers and employees are not permitted to participate in the Non-Employee Plan.

FEDERAL INCOME TAX CONSEQUENCES

         The grant of Options under the Non-Employee Plan will not have any tax consequence to us or the recipient of the Option. Upon exercise of an Option, the Option holder will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the shares of common stock acquired over the exercise price of the Option. Any additional gain or loss realized on disposition of the Option shares generally will be capital gain or loss and will not result in any additional tax deduction to us.

REQUIRED AFFIRMATIVE VOTE

         The affirmative vote of the holders of a majority of the shares of common stock cast at the Annual Meeting in person and by proxy and entitled to vote is required for the approval of the Non-Employee Plan. Abstentions and broker non-votes will not be tabulated as negative votes on this proposal, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the annual meeting and whether approval of the non-employee plan has received the required vote for approval.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our Board of Directors recommends that you vote "FOR" the approval of the Non-Employee Plan. We will vote your proxy accordingly unless you specify a contrary choice.

                                 PROPOSAL THREE

                              ELECTION OF DIRECTORS

         Our Bylaws provide that our Board of Directors shall consist of not less than one and a greater number as determined from time to time by resolution of our Board. The number of directors is currently fixed at eight. In general, a director holds office for a term expiring at the next annual meeting of our shareholders or until her or his successor is duly elected and qualified. Nominations of candidates for election as our directors may be made at any meeting of our shareholders by or at the direction of our Board of Directors or by any shareholder entitled to vote at the meeting. our bylaws provide that the annual meeting of our shareholders will be fixed by our Board. The following table sets forth information with respect to each of our executive officers and directors.

             NAME                                           AGE          POSITION
----------------------------------                          ---          --------
Judith H. Henkels(1)................................        47           Chief Executive Officer,
                                                                           President and Director and Nominee
                                                                           Director
Mary L. Kelly(2)....................................        40           Chief Financial Officer and Nominee
                                                                           Director
David P. May........................................        48           Secretary and Nominee Director
Paul A. Kruger......................................        48           Chairman of the Board
Bobby R. Rhodes.....................................        35           Director
Kent H. Webb, M.D.(1)(2)............................        45           Director and Nominee Director
Larry E. Howell.....................................        57           Director
Lyle W. Miller(2)...................................        59           Director
John Simonelli......................................        56           Director
Michael E. Dunn(1)..................................        56           Director and Nominee Director
Eugene E. Becker....................................        53           Nominee Director
Nicholas Zaffiris...................................        38           Nominee Director

------------------------
(1)    Member of the Compensation Committee.
(2)    Member of the Audit Committee.


NOMINEES

         The Board of Directors has nominated each of Judith H. Henkels, Mary L. Kelly, Bobby R. Rhodes, David P. May, Kent H. Webb, M.D., Eugene E. Becker, Nicholas Zaffiris, and Michael E. Dunn (collectively the "nominees") for election as a director for a term expiring in 2003 or until her or his successor is elected and qualified.

         The persons named as proxies in the accompanying Proxy, who have been designated by our Board, intend to vote, unless otherwise instructed in the Proxy, for the election of Mses. Henkels and Kelly and Messrs. Rhodes, May, Webb, Becker, Zaffiris, and Dunn. Should any nominee named herein become unable for any reason to stand for election as a director, it is intended that the persons named in the Proxy will vote for the election of such other person as our Board may recommend. We know of no reason why the nominees will be unavailable or unable to serve.

REQUIRED AFFIRMATIVE VOTE

         The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote, is required for the election of a director. An abstention from voting and broker non-votes will be tabulated as a vote withheld on the election, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether a nominee has received the required majority vote.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our Board of Directors recommends a vote "FOR" the election of Judith
H. Henkels, Mary L. Kelly, Bobby R. Rhodes, David P. May, Kent H. Webb, M.D., Eugene E. Becker, Nicholas Zaffiris, and Michael E. Dunn to our Board. We will vote your proxy accordingly unless you specify a contrary choice.

INFORMATION ABOUT EACH DIRECTOR AND NOMINEE DIRECTORS

         The following is a brief description of the business background of our executive officers, directors and nominee directors:

         NOMINEE DIRECTORS

         JUDITH H. HENKELS serves as our Chief Executive Officer and President and one of our Directors. Ms. Henkels is the founder of Capella Group and has 25 years of business experience, with a concentration in accounting, finance and healthcare. She has over 15 years of experience in the healthcare industry. Prior to founding Capella Group she was the Executive Vice President and CFO for Linnaeus, Inc. during the period 1994 through 1997. Linnaeus is a managed care systems company and owned a Third Party Administrator (TPA). While at Linnaeus, Ms. Henkels was instrumental in selling the TPA and finding new venture capital to support the ongoing operations of the systems company. From 1991 through 1994, Ms. Henkels was CFO and Executive Vice President for Premier BioResources, Inc., a company that owned and operated plasma centers throughout the U.S. From 1985 through 1991 Ms. Henkels worked for The BOC Group (a British conglomerate) in their healthcare segment. She held various controllership roles in the anesthesia, critical care and home health care divisions and was the first woman to hold the role of Vice President in BOC throughout the world. Prior to BOC, Ms. Henkels also held financial positions in the Worthington Division of Dresser Industries (formerly McGraw Edison) and the accounting firm Ernst & Whinney, now Ernst & Young. Ms. Henkels is a Certified Public Accountant, and holds an MBA degree from Rutgers University, where she graduated first in her class, and a B.A. from Iowa State University.

         MARY L. KELLY has served as our Chief Financial Officer since January 2002. Ms. Kelly has been with The Capella Group since its founding and has over 15 year of financial experience, with a background in home health care, accounting, finance, auditing, cost management, and computer systems implementation. Ms. Kelly has an MA from Western Illinois University and a B.A. in Accounting from Augustana College.

         BOBBY R. RHODES has served as one of our Directors since June 8, 2001, and Director and Vice President of Provider Relations of Capella Group. He has extensive experience in the medical provider side of the healthcare business, having worked as business office manager for Cardiovascular Provider Resources, an MSO group of 58 cardiologists, from 1997 through 1998, claims manager/operations manager for Baylor-Health Texas, a physician organization with 135 family practice doctors, from 1996 through 1997, and as claims manager for Heritage Southwest Medical Group and Metropolitan Life from 1989 to 1996. Mr. Rhodes, an ex-pro football player, attended the University of Texas at Austin from 1985 through 1989.

         DAVID P. MAY began serving as our Secretary and as Vice President and General Counsel of Capella Group in January 2002 and President of Foresight, Inc. in March 2002. Mr. May has more than 20 years of experience within the financial services and insurance industry including mergers and acquisitions, regulatory compliance, and credit insurance sales and marketing. Mr. May served formerly as Chief Legal Counsel and then Vice President and Chief Marketing Officer for Voyager Insurance Companies. Mr. May received a B.A. from Kansas Wesleyan University and a Juris Doctor from Drake University.

         KENT H. WEBB, M.D., one of our founders, has served as one of our Directors since June 1996 and was Chairman of our Board of Directors until December 2000 and was a member or general partner of our predecessors Advantage Data Systems, Ltd. and Medicard Plus - ADS Limited Partnership. Dr. Webb is a general and vascular surgeon and is the cofounder and a director of Surgical Hospital of Oklahoma. He is a Fellow of the American College of Surgeons and serves as a Clinical Professor for the University of Oklahoma. Dr. Webb is a past Director of the Smart Card Industry Association, a nonprofit association. He is a surgical consultant for the Ethicon Division of Johnson & Johnson Company, a publicly-held pharmaceutical and consumer products company.

         EUGENE E. BECKER is one of our nominee directors and is President of Eugene Becker & Associates, Inc., a privately-held marketing and consulting company and a member of the Board of Trustees of the Property and Casualty Trade Association. Mr. Becker served as the Chief Executive Officer of Aon Financial Partnerships during May to September 2000. During 1983 to 1999, Mr. Becker served as Chief Marketing Officer of American Bankers Insurance Group during 1991 to 1999, Chief Executive Officer, President and Chairman of the Board of American Bankers Insurance Company, American Bankers Life Assurance Company, Voyager Insurance Group, American Reliable Insurance Company and Banker American Life Assurance Company during 1988 to 1999. Mr. Becker received a B.A. from Biscayne College (St. Thomas University) and a M.B.A. from the University of Miami.

         NICHOLAS ZAFFIRIS is one of the nominee directors and currently the Director of Client Services at Private Healthcare Systems (PHCS), a privately-held preferred provider organization, and is responsible for leading a team of account managers and field marketing staff to retain and increase existing customer revenue. He joined PHCS in early 1998, and has more than 10 years of healthcare experience including client management, sales, marketing and customer service. Before joining PHCS, he worked for the National Account Service Company, Blue Cross Blue Shield of Florida, and served as a Lieutenant in the United States Navy. Mr. Zaffiris received a B.S. in Political Science from the United States Naval Academy.

         MICHAEL E. DUNN became a one of our Directors in January 1999. Mr. Dunn has been a member, shareholder and the President of Dunn Swan & Cunningham, A Professional Corporation, since February 1995. In May 2002, Mr. Dunn began serving as Secretary of CD Warehouse, Inc., a publicly-held company engaged in the used music and movie industry. From August 1994 until December 7, 1998, when acquired by The Kroll-O'Gara Company, Mr. Dunn served as a Director of Laboratory Specialists of America, Inc., a forensic drug testing company. From April 1980, he has been a shareholder and director of Zrenda Dunn & Swan and has served as President since April 1992. He has been the owner of the Woodlake Racquet Club, a recreational athletic club, since 1981. Mr. Dunn was graduated from the University of Oklahoma College of Law in 1972, and holds a B.B.S. in accounting.

         CURRENT DIRECTORS

         In addition to Judith H. Henkels, Bobby R. Rhodes, Kent H. Webb, M.D., and Michael E. Dunn, who are standing for re-election as our Directors, the following individuals will continue to serve as our Directors until the Annual Meeting and their successors, Mary L. Kelly, David P. May, Eugene E. Becker, and Nicholas Zaffiris, are elected at the Annual Meeting:

         PAUL A. KRUGER serves as our Chairman of the Board of Directors and served as our Chief Executive Officer from December 8, 2002 until February 28, 2002 and served as Chief Executive Officer of Foresight until February 28, 2002. Mr. Kruger has more than 25 years experience with the financial services industry. In 1997, Mr. Kruger became the Chairman of the Board of Directors of Paceco Financial Services. Mr. Kruger also currently holds managing officer positions in both Hildalgo, L.C. and Onward, LLC, two privately-held companies. Mr. Kruger became a director of PalWeb Corporation, on July 9, 1999 and became Chairman of the Board of Directors and Chief Executive Officer on January 22, 2000. PalWeb Corporation is a publicly-held development stage company engaged in the manufacturing and marketing of plastic pallets and the design, manufacture and sale of large plastic injection molding machines and systems. Palweb Corporation is the parent of Paceco Financial Services, Inc. In 1999 Mr. Kruger became Chairman of Foresight, Inc. Mr. Kruger holds a Bachelor of Business Administration/Accounting received from Cameron University and a Juris Doctorate from the Oklahoma City University School of Law.

         LARRY E. HOWELL became one of our directors in January 1999 and served as our Chief Executive Officer from August 1999 until December 2000. From March 1994 until July 1999, Mr. Howell was employed by Laboratory Specialists of America, Inc. and served as President and Chief Operating Officer, and a Director until December 7, 1998. Laboratory Specialists of America, Inc. is engaged in forensic drug testing and was formerly publicly-held until acquired by The Kroll-O'Gara Company by merger. Since January 1982, Mr. Howell as the sole proprietor of Howell and Associates has provided consulting services principally related to corporate acquisitions and mergers.

         LYLE W. MILLER became one of our Directors on November 29, 1999. Since January 22, 2000, Mr. Miller has served as a director and Vice President of Marketing of PalWeb Corporation. For more than the past five years, Mr. Miller has been the President and a Director of McMiller Holding Company, Northern Leasing & Sales, Inc., and Northern Connections, Inc., each a privately-held company engaged in the real estate business; a partner of MahMill Acres, a privately-held real estate development partnership; President and Director of Servco Incorporated, a privately-held sales company; Lansing Ice & Gymnastic Center, Inc., a privately-held company operating the Lansing Ice & Gymnastic Center; and Landings Restaurant, Inc., a privately-held company operating the Landings Restaurant. In addition, Mr. Miller is a Director of Capitol Bancorp Limited, a publicly-held bank holding company. Mr. Miller received a Bachelor of Business Administration from Michigan State University.

         JOHN SIMONELLI became one of our Directors in December 2000. Beginning in August 1999, Mr. Simonelli became our consultant and provided corporate acquisition and merger consulting services. From March 1994 until July 1999, Mr. Simonelli was employed by Laboratory Specialists of America, Inc. and served as Chairman of the Board, Chief Executive Officer and Secretary, and a Director until December 7, 1998. Laboratory Specialists of America, Inc. is engaged in forensic drug testing and was formerly publicly-held until acquired by The Kroll-O'Gara Company by merger.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file.

         Based solely on our review of the copies of the forms we received covering purchase and sale transactions in our common stock during 2001, we believe that each person who, at any time during 2001, was a director, executive officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during 2001.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During 2001, the Board of Directors held four meetings and took action three times through unanimous approval of a written record and memorandum of action in lieu of meeting. All of the directors were present at the meetings. In 1999 we established the Compensation Committee and Audit Committee. Other than the Compensation Committee and Audit Committee, the Board of Directors does not have any other standing committees.

         COMPENSATION COMMITTEE. Ms. Henkels and Messrs. Webb and Dunn serve on the Compensation Committee at the pleasure of the Board of Directors. The Compensation Committee reviews and acts on matters relating to compensation levels and benefit plans for our executive officers and employees. The Compensation Committee also reviews the succession planning for key executive personnel, monitors employee relations issues and oversees senior management structure. Members of the Compensation Committee met jointly with our Board during 2001. All actions taken regarding the functions of this Committee were taken by the Board.

         AUDIT COMMITTEE. Ms. Kelly and Messrs. Webb and Miller serve on the Audit Committee at the pleasure of the Board of Directors. The Audit Committee assists in the selection of our independent accountants and is responsible for designating those services to be performed by and maintaining effective communication with our independent accountants. In the performance of its functions, our audit committee

o reviewed and discussed the audited consolidated financial statements for 2001 with our Board of Directors,

o received the written disclosures and the letter from our independent accountants required by Independence Standards Board Standard No. 1 and discussed with the independent accountants their independence, and

o recommended to our Board of Directors that the audited financial statements as of and for the year ended December 31, 2001 be included in our annual report on Form 10-KSB for filing with the Securities and Exchange Commission.

No matters described within the scope of Statement on Auditing Standards 61, Communications with Audit Committees, arose during 2001 that required discussion with our independent accountants. The committee considered whether the non-financial statement audit services provided by our independent accountants affected their independence. Our audit committee is comprised of Mary L. Kelly, Kent H. Webb and Lyle W. Miller. During 2001, Mark R. Kidd, while serving as our Chief Financial Officer, served on the audit committee. Each of Messrs. Webb and Miller is an "independent director" within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. Each of Ms. Kelly and Mr. Kidd does not qualify as an "independent director." The audit committee's written charter was provided to our shareholders as an appendix to our proxy statement of our 2000 annual shareholders meeting. The audit committee formally met four times with our Board of Directors during 2001.

                            AUDIT COMMITTEE MEMBERS:

                 Mary L. Kelly    Kent H. Webb    Lyle W. Miller

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE OFFICERS COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth the compensation during 2001, 2000 and 1999, paid or accrued, of our Chief Executive Officer, and our five other most highly compensated executive officers, including the executive officers of our subsidiaries.

                                SUMMARY COMPENSATION TABLE

                                                                                                         LONG-TERM
                                                                                                       COMPENSATION
                                                                                                          AWARDS
                                                                                                       ------------
                                                                            ANNUAL COMPENSATION(1)     COMMON STOCK
                                                                            ----------------------      UNDERLYING
NAME AND PRINCIPAL POSITION                                        YEAR     SALARY(2)     BONUS(3)        OPTIONS
---------------------------                                        ----     ---------    ---------     ------------
Judith H. Henkels................................................  2001     $150,000     $ 80,000          10,000
  Chief Executive Officer and President(4)                         2000     $147,250     $176,395              --
  (and Chief Executive Officer and President of Capella)           1999     $ 59,706     $    775              --

Mary L. Kelly....................................................  2001     $ 85,000     $ 80,000              --
  Chief Financial Officer                                          2000     $ 82,893     $ 65,717              --
  (and Vice President of The Capella Group)                        1999     $ 54,854     $    775              --

Paul A. Kruger...................................................  2001     $ 97,000           --          10,000
  Chairman of the Board and former Chief Executive Officer(4)      2000     $197,500           --          10,000
  (and former Chief Executive Officer of Foresight)                1999     $ 55,650           --              --

Bobby R. Rhodes..................................................  2001     $ 85,000     $ 80,000          10,000
  Director                                                         2000     $ 82,893     $ 51,408              --
  (And Vice President of The Capella Group)                        1999     $ 49,389     $  1,279              --

John F. Luther...................................................  2001     $ 85,000     $ 80,000              --
  (Vice President of The Capella Group                             2000     $ 82,893     $ 60,447              --
   and President of SmartCare Insurance Agency)                    1999     $ 57,996     $  1,279              --

Leland S. Chaffin, Jr............................................  2001     $ 85,000     $ 80,000              --
  (Vice President of The Capella Group)                            2000     $ 34,485     $ 40,256              --
                                                                   1999     $  6,500           --              --

------------------------
(1) The named executive officer received additional non-cash compensation, perquisites and other personal benefits; however, the aggregate amount and value thereof did not exceed 10% of the total annual salary and bonus paid to and accrued for the named executive officer during the year.

(2) Dollar value of base salary (both cash and non-cash) earned during the year.

(3)      Dollar value of bonus (both cash and non-cash) earned during the year.

(4) In February 2002, Mr. Kruger resigned as our Chief Executive Officer as well as the Chief Executive Officer of Foresight, Inc. and Ms. Henkels was appointed to serve as our Chief Executive Officer and President. Ms. Henkels has served as our President since June 8, 2001.

AGGREGATE OPTION GRANTS AND EXERCISES IN 2001 AND YEAR-END OPTION VALUES

         STOCK OPTIONS AND OPTION VALUES. On August 27, 2001, we granted stock options to each of Ms. Henkels, Messrs. Kruger and Rhodes under our stock option plan, each exercisable for the purchase of 10,000 shares of our common stock at an exercise price of $3.91 per share for Ms. Henkels and Mr. Kruger and $3.55 per share for Mr. Rhodes. The following table sets forth information related to options granted to the named executive officers during 2001.

                                                                               INDIVIDUAL GRANTS
                                                          --------------------------------------------------------
                                                                            PERCENT OF
                                                                          TOTAL OPTIONS
                                                            NUMBER         GRANTED TO      EXERCISE
                                                          OF OPTIONS        EMPLOYEES      PRICE PER   EXPIRATION
                                                           GRANTED           IN 2001         SHARE        DATE
                                                          ----------      -------------    ---------   -----------
Judith H. Henkels, Chief Executive Officer
     and President....................................      10,000             6.6%          $3.91       8/27/06
Paul A. Kruger, Chairman of the Board.................      10,000             6.6%          $3.91       8/27/06
Bobby R. Rhodes, Director.............................      10,000             6.6%          $3.55       8/27/06


         AGGREGATE STOCK OPTION EXERCISE AND YEAR-END OPTION VALUES. The following table sets forth information related to the number and value of options held by the named executive officer at December 31, 2001. During 2001, no options to purchase our common stock were exercised by the named executive officers.

                                                                                           VALUE OF
                                                                                          UNEXERCISED
                                                        NUMBER OF  UNEXERCISED            IN-THE-MONEY
                                                            OPTIONS AS OF                 OPTIONS AS OF
                                                          DECEMBER 31, 2001             DECEMBER 31, 2001(1)
                                                    ----------------------------    ----------------------------
NAME                                                EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                                                -----------    -------------    -----------    -------------
Judith H. Henkels...............................        --             10,000           --            $82,900
Paul A. Kruger..................................       10,000          10,000        $109,500         $82,900
Bobby R. Rhodes.................................        --             10,000           --            $86,500

------------------------
(1) The closing sale price of our common stock as reported on the Nasdaq SmallCap Market on December 31, 2001 was $12.20. The per-share value is calculated based on the applicable closing sale price per share, minus the exercise price, multiplied by the number of shares of Common Stock underlying the options.

1999 STOCK OPTION PLAN

         For the benefit of our employees, directors and consultants, we have adopted the Precis, Inc. 1999 Stock Option Plan (the "stock option plan" or the "plan"). The plan provides for the issuance of options intended to qualify as incentive stock options for federal income tax purposes to our employees and non-employees, including employees who also serve as our directors. Qualification of the grant of options under the plan as incentive stock options for federal income tax purposes is not a condition of the grant and failure to so qualify does not affect the ability to exercise the stock options. The number of shares of common stock authorized and reserved for issuance under the plan is 700,000. As of December 31, 2001, we had granted incentive stock options exercisable for the purchase (i) 10,000 shares at $6.00 per share on or before February 8, 2005, (ii) 20,000 shares at $1.25 per share on or before December 29, 2005, (iii) 20,000 shares at $3.91 per share on or before August 27, 2006, and (iv) 130,500 at $3.55 per share on or before August 27, 2006.

         Our board of directors administers and interprets the plan (unless delegated to a committee) and has authority to grant options to all eligible participants and determine the types of options granted, the terms, restrictions and conditions of the options at the time of grant.

         The exercise price of options may not be less than 85% of the fair market value of our common stock on the date of grant of the option and to qualify as an incentive stock option may not be less than the fair market value of common stock on the date of the grant of the incentive stock option. Upon the exercise of an option, the exercise price must be paid in full, in cash, in our common stock (at the fair market value thereof) or a combination thereof.

         Options qualifying as incentive stock options are exercisable only by an optionee during the period ending three months after the optionee ceases to be our employee, a director, or non-employee service provider. However, in the event of death or disability of the optionee, the incentive stock options are exercisable for one year following death or disability. In any event options may not be exercised beyond the expiration date of the options. Options may be granted to our key management employees, directors, key professional employees or key professional non-employee service providers, although options granted non-employee directors do not qualify as incentive stock options. No option may be granted after December 31, 2008. Options are not transferable except by will or by the laws of descent and distribution.

         All outstanding options granted under the plan will become fully vested and immediately exercisable if (i) within any 12-month period, we sell an amount of common stock that exceeds 50% of the number of shares of common stock outstanding immediately before the 12-month period or (ii) a "change of control" occurs. For purposes of the plan, a "change of control" is defined as the acquisition in a transaction or series of transactions by any person, entity or group (two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring our securities) of beneficial ownership of 50% or more (or less than 50% as determined by a majority of our directors) of either the then outstanding shares of our common stock or the combined voting power of our then outstanding voting securities.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

         The following table sets forth as of December 31, 2001, information related to each category of equity compensation plan approved or not approved by our shareholders, including individual compensation arrangements with our non-employee directors. The only equity compensation plans approved by our shareholders are our 1999 stock option plan and the stock option agreement entered into with Barron Chase Securities, Inc. in connection with our merger-acquisition of Foresight, Inc. All stock options, warrants and rights to acquire out equity securities are exercisable for or represent the right to purchase our common stock.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                                    NUMBER OF
                                                      NUMBER OF                                    SECURITIES
                                                  SECURITIES TO BE                                  REMAINING
                                                     ISSUED UPON          WEIGHTED-AVERAGE    AVAILABLE FOR FUTURE
                                                     EXERCISE OF         EXERCISE PRICE OF       ISSUANCE UNDER
                                                     OUTSTANDING            OUTSTANDING              EQUITY
                                                  OPTIONS, WARRANTS      OPTIONS, WARRANTS        COMPENSATION
                PLAN CATEGORY                        AND RIGHTS              AND RIGHTS             PLANS(1)
-----------------------------------------         -----------------      -----------------    --------------------
EQUITY COMPENSATION PLANS APPROVED BY OUR
    SHAREHOLDERS:
    1999 stock option plan...................          180,500                  $2.14                 499,500
    Barron Chase Securities
       stock option agreement(2).............          200,000                  $9.37                      --
                                                       -------
         Total...............................          380,500                  $7.68                 499,500

EQUITY COMPENSATION PLANS NOT APPROVED BY
    OUR SHAREHOLDERS:
    Stock option grants to non-employee
        directors in 2000 and 2001(3)........          102,000                  $2.65                      --
    Stock options granted to employees
        in 1997 and 1998(4)..................           59,397                  $5.22                      --
    Warrants issued to Barron Chase
        Securities and its assigns in 2000
        related to our initial public
        offering(5)..........................          100,000                  $9.00                      --
                                                       -------                                        -------
         Total...............................          261,397                  $6.16                      --
TOTAL........................................          641,897                  $7.06                 499,500
                                                       =======                  =====                 =======

------------------------

(1) The number of shares of our common stock remaining available for issuance under equity compensation plans is after excluding the number of securities to be issued upon exercise of outstanding options, warrants and rights.

(2) The stock option agreement was entered into with Barron Chase Securities, Inc. in connection with our merger-acquisition of Foresight, Inc. that was approved by our shareholders in November 2000.

(3) The stock options were granted in lieu of cash compensation for the services of our non-employee directors. The purchase price of the shares was equal to or in excess of the closing sale price of our common stock on the grant date of the stock option grants.

(4) The stock options were granted to employees during 1997 and 1998 as part of their compensation for services provided.

(5) The warrants were issued to Barron Chase Securities and its assigns as compensation for the underwriting services of Barron Chase Securities associated with our initial public offering that was completed in February 2000.

DIRECTOR LIABILITY AND INDEMNIFICATION

         As permitted by the provisions of the Oklahoma General Corporation Act, our Certificate of Incorporation eliminates the monetary liability of our directors for a breach of their fiduciary duty as directors. However, these provisions do not eliminate our director's liability

o for a breach of the director's duty of loyalty to us or our shareholders,

o for acts or omissions by a director not in good faith or which involve intentional misconduct or a knowing violation of law,

o arising under Section 1053 of the Oklahoma General Corporation Act relating to the declaration of dividends and purchase or redemption of shares in violation of the Oklahoma General Corporation Act, or

o for any transaction from which the director derived an improper personal benefit.

         In addition, these provisions do not eliminate liability of a director for violations of federal securities laws, nor do they limit our rights or our shareholders rights, in appropriate circumstances, to seek equitable remedies including injunctive or other forms of non-monetary relief. These remedies may not be effective in all cases.

         Our bylaws require us to indemnify all of our directors and officers. Under these provisions, when an individual in his or her capacity as an officer or a director is made or threatened to be made a party to any suit or proceeding, the individual may be indemnified if he or she acted in good faith and in a manner reasonably believed to be in or not opposed to our best interest. Our bylaws further provide that this indemnification is not exclusive of any other rights to which the individual may be entitled. Insofar as indemnification for liabilities arising under our bylaws or otherwise may be permitted to our directors and officers, we have been advised that in the opinion of the Securities and Exchange Commission the indemnification is against public policy and is, therefore, unenforceable.

         We have entered into indemnification agreements with each of our directors and executive officers. Under these indemnification agreements we agreed to pay on behalf of the indemnitee, and his or her executors, administrators and heirs, any amount that he or she is or becomes legally obligated to pay because the

o indemnitee served as one of our directors or officers, or served as a director, officer, employee or agent of a corporation, partnership, joint venture, trust or other enterprise at our request or

o indemnitee was involved in any threatened, pending or completed action, suit or proceeding by us or in our right to procure a judgment in our favor by reason that the indemnitee served as one of our directors or officers, or served as a director, officer, employee or agent of a corporation, partnership, joint venture, trust or other enterprise at our request.

To be entitled to indemnification, indemnitee must have acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to our best interests. In addition, no indemnification is required if the indemnitee is determined to be liable to us unless the court in which the legal proceeding was brought determines that the indemnitee was entitled to indemnification. The costs and expenses covered by these agreements include expenses of investigations, judicial or administrative proceedings or appeals, amounts paid in settlement, attorneys' fees and disbursements, judgments, fines, penalties and expenses of enforcement of the indemnification rights.

         We maintain insurance to protect our directors and officers against liability asserted against them in their official capacities for event occurring after June 7, 2001. Such insurance protection covers claims and any related defense costs of up to $6,000,000 based on alleged or actual securities law violations, other than intentional dishonest or fraudulent acts or omissions, or any willful violation of any statute, rule or law, or claims arising out of any improper profit, remuneration or advantage derived by an insured director or officer.

EMPLOYMENT ARRANGEMENTS AND LACK OF KEYMAN INSURANCE

         On January 3, 2001, we entered into employment agreement with Paul A. Kruger. This agreement is for a term of three years; however, the term is automatically extended for additional one-year terms, unless we or Mr. Kruger gives notice of termination on or before June 30 in the year of termination, commencing June 30, 2003. The agreement provides, among other things, (i) an annual base salary of $60,000, (ii) bonuses at the discretion of the Board of Directors, (iii) entitlement to fringe benefits including medical and insurance benefits as may be provided to our other senior officers; (iv) eligibility to participate in our incentive, bonus, benefit or similar plans; and (v) limited salary continuation during any period of temporary or permanent disability, illness or incapacity to substantially perform the services required under the agreement or in the event of employee's death. The agreement requires Mr. Kruger to devote the required time and attention to our business and affairs necessary to carry out his responsibilities and duties. Mr. Kruger may hold executive positions with other entities and own interests in, manage or otherwise operate other noncompetitive businesses. The agreement may be terminated by Mr. Kruger upon 90-day advance notice or by us upon 30-day advance notice for "good cause" or failure to correct of any breach or default within the 30 days.

         A condition of the acquisition of The Capella Group, Inc., we entered into employment agreements with each of Judith H. Henkels, Mary L. Kelly and Bobby R. Rhodes. Each agreement is for a three-year term; however, the term is automatically extended for additional one-year terms, unless we or the employee gives six-month advance notice of termination. These agreements provide, among other things,

o an annual base salary of $150,000 (increasing to $160,000 in 2002) for Ms. Henkels, $85,000 (increasing to $95,000 in 2002) for Ms. Kelly and Mr. Rhodes;

o setting aside an amount equal to 15% of the Capella Group's earnings before interest and taxes to be distributed to employees and officers of Capella Group at the discretion of its Board of Directors;

o entitlement to fringe benefits including medical and insurance benefits and participation in our 401(k) plan and MSA plan and any other benefit plan we establish; and

o limited salary continuation during any period of temporary or permanent disability, illness or incapacity to substantially perform the services required under the agreement or in the event of employee's death.

These agreements require the employee to devote the required time and attention to our business and affairs necessary to carry out her or his responsibilities and duties. The employee may hold executive positions with other entities and own interests in, manage or otherwise operate other businesses, so long as the employee does not directly compete with us. Each agreement may be terminated by the employee upon 90-day advance notice or by us upon 30-day advance notice for "good cause" or failure to correct of any breach or default within the 30 days.

         Under all of these agreements, "good cause" includes commitment of a felony (excepting any felony traffic offense) or any crime directly related to the employment which causes a substantial detriment to us, actions contrary to our best interest, willful failure to take actions permitted by law and necessary to implement our written policies, continued failure or refusal to attend to duties, or willful misconduct materially and demonstrably injurious to us, financially or otherwise.

         We do not maintain any keyman insurance on the life or disability of our executive officers.

COMPENSATION OF DIRECTORS

         Other than through the receipt of discretionary stock option grants, our directors are not compensated for attending board or committee meetings. Directors who are also our employees receive no additional compensation for serving as directors or on committees. We reimburse our directors for travel and out-of-pocket expenses in connection with their attendance at meetings of our board.

         On February 8, 2000, we granted one of our then executive officers and directors five-year stock options exercisable for the purchase of 10,000 shares of our common stock for $6.00 per share. On December 29, 2000, we granted five-year stock options to each of our seven directors exercisable for 10,000 shares of our common stock for $1.25 per share for their services during 2000. On August 27, 2001, we granted each of Ms. Henkels and Messrs. Kruger, Howell, Simonelli, Webb, Miller, Rhodes and Dunn five-year stock options exercisable for the purchase of 10,000 shares of our common stock for $3.55 per share (or in the case of Judith H. Henkels and Paul A. Kruger for $3.91 per share), and Mark

R. Kidd, formerly an executive officer and director, stock options exercisable for the purchase of 22,500 shares of common stock for $3.55 per share. In addition, for his services as our medical director, we granted Dr. Webb five-year stock options exercisable for the purchase of 12,000 shares of our common stock for $3.55 per share. The stock options granted on August 27, 2001 were for services during 2001. The purchase price of the shares was equal to or in excess of the closing sale price of our common stock on the grant date of the stock options.


                                  PROPOSAL FIVE

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         Our Board of Directors has appointed Murrell Hall McIntosh & Co., PLLP as our independent accountants for the year ending December 31, 2001. Murrell Hall McIntosh & Co., PLLP has been our independent accountants and auditor since 1999 and the independent accountants of The Capella Group, Inc. since January 2001. A proposal will be presented at the Annual Meeting asking you and our other shareholders to ratify the appointment of Murrell Hall McIntosh & Co., PLLP as our independent accountants and auditor. If our shareholders do not ratify the appointment of Murrell Hall McIntosh & Co., PLLP, our Board will reconsider the appointment.

         A representative of Murrell Hall McIntosh & Co., PLLP will be present at the Annual Meeting. Such representative will be given the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

INDEPENDENT ACCOUNTANTS' FEES

         The following categories of aggregate fees were billed by Murrell Hall McIntosh & Co., PLLP for professional services:

o AUDIT FEES -- $44,500 for services rendered for the annual audit of our 2001 consolidated financial statements and review of the financial statements included in our quarterly reports on Form 10-QSB for the interim periods ending March 30, June 30 and September 31, 2001,

o FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES -- No fees were billed for services rendered in connection with the design or implementation of hardware or software systems that aggregate source data underlying the financial statements or generate information that is significant to the financial statements taken as a whole, and

o ALL OTHER FEES -- $345 for tax services and $8,260 for non-financial statement audit services related to the merger-acquisition of Foresight, Inc., and for all other services consisting primarily of assistance not associated with the 2001 financial statements.

Although we expect to utilize the services of Murrell Hall McIntosh & Co., PLLP and possibly other firms to assist in non-financial statement audit services on an as-needed basis, our management makes all decisions with respect to the need for this assistance and for designing, establishing and maintaining our information systems and system of internal accounting controls.

REQUIRED VOTE

         The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and voting on this proposal is required for the adoption of this proposal. Abstentions and broker non-votes will not be tabulated as negative votes on this proposal, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether this proposal has received the vote of a majority of the shares present at the Annual Meeting.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our Board of Directors recommends a vote "FOR" ratification of the appointment of Murrell Hall McIntosh & Co., PLLP as our independent accountants and auditor. Proxies solicited by the Board of Directors of the Company will be so voted unless shareholders specify a contrary choice.

                              CERTAIN TRANSACTIONS

         Set forth below is a description of transactions and proposed transactions we entered into with our officers, directors and shareholders that beneficially own more than 5% of our common stock during 2001 and 2000. These transactions will continue in effect and may result in conflicts of interest between us and these individuals. Although our officers and directors have fiduciary duties to us and our shareholders, there can be no assurance that conflicts of interest will always be resolved in favor of us and our shareholders.

         Under 10 separate promissory notes, Kent H. Webb, M.D., one of our Directors, loaned $254,743 to us from 1997 through June 30, 1999. These shareholder loans were evidenced by promissory notes. The principal amount of those notes issued before September 30, 1998, accrued interest at 25% per annum until September 30, 1998, and thereafter at the 15% per annum rate. In January 1998, we repaid one of the promissory notes in the principal amount of $25,000 and accrued interest of $531. The remaining outstanding promissory notes became due on March 9, 2000 and the principal amounts were paid, together with interest of $32,548. The terms of Dr. Webb's loans made prior to 1999 were approved and ratified unanimously by our four independent directors, each of whom did not have an interest in these loans and had access to our independent legal counsel at our expense. At the time these loans were made in 1999, we did not have sufficient disinterested independent directors to ratify the terms of the loans. Because the 1999 loan terms were the same as the earlier loans, our board of directors believes that the terms of the loans by Dr. Webb were at least as favorable as could be obtained from unaffiliated third parties.

         For legal services rendered during 2000 and 2001, we paid the law firm of Dunn Swan & Cunningham, our legal counsel, $110,789 during 2001. These legal services were performed principally in connection with the acquisition of Foresight, Inc. and The Capella Group, Inc. For services rendered during 1998, 1999 and a portion of 2000, we paid Dunn Swan & Cunningham $248,936 and we issued 2,000 shares of our common stock in payment of $20,000 for performed legal services, which shares were issued in December 2001. The legal services performed during 1998, 1999, and a portion of 2000 were in connection with our private placement offering, initial public offering, the merger-acquisition of Foresight, Inc. and general corporate matters.

         Pursuant to the Agreement and Plan of Merger dated March 21, 2000 (as amended), on December 7, 2000 we acquired Foresight, Inc. In connection with the acquisition of Foresight,

o on December 7, 2000, we issued and delivered 166,667 shares of our series A preferred stock and 450,000 shares of our common stock to Paul
         A. Kruger (our Chairman of the Board and former Chief Executive Officer) and 50,000 shares of our common stock to Mark R. Kidd (our former Chief Financial Officer and Director),

o on June 8, 2001, we issued and delivered to Messrs. Kruger and Kidd 1,156,250 and 93,750 shares, respectively, of our common stock, and

o on February 7, 2002 we issued and delivered to Messrs. Kruger and Kidd 1,891,214 and 101,514 shares, respectively, of our common stock (one share of our common stock for each dollar of the greater of our and Capella Group's combined or consolidated 2001 income before income tax expense, plus the goodwill amortization attributable to the acquisition of Foresight and Capella Group, in excess of $1,750,000).

Messrs. Kruger and Kidd are the former shareholders of Foresight. They acquired their ownership of Foresight by exchanging their ownership in Universal Marketing Services, Inc. for the capital stock of Foresight.

         Pursuant to the Agreement and Plan of Merger dated March 23, 2001, we acquired The Capella Group, Inc. on June 8, 2001. In connection with this acquisition,

o we paid Judith H. Henkels (our Chief Executive Officer, Director and nominee director), Leland S. Chaffin, Jr. (the husband of Ms. Henkels), Bobby R. Rhodes (our Director and nominee director) and Mary L. Kelly (our Chief Financial Officer and nominee director) $1,424,185, $198,881, $167,481, and $257,481 respectively,

o we issued and delivered to Ms. Henkels a $600,000 promissory note and to each of Ms. Kelly and Messrs. Chaffin and Rhodes $100,000 promissory notes,

o we issued and delivered to Ms. Henkels 1,500,000 shares of our common stock and to each of Ms. Kelly and Messrs. Chaffin and Rhodes 250,000 shares of our common stock,

o we issued and delivered to Ms. Henkels 1,651,053 shares of our common stock and to each of Ms. Kelly and Messrs. Chaffin and Rhodes 271,009 shares of our common stock (one share of our common stock for each dollar of Capella Group's 2001 income before income tax expense in excess of $1,275,000) on February 7, 2002, and

o        we paid the promissory notes in full and paid accrued interest to Ms.
         Henkels of $19,096 and to each of Ms. Kelly and Messrs. Chaffin and Rhodes accrued interest of $3,183 on December 15, 2001.

         On December 15, 2001, we and Paul A. Kruger, our Chairman of the Board and former Chief Executive officer, agreed to redeem 83,334 shares of our series A preferred stock for $1,000,008 (the $12 per share liquidation and stated value). On February 1, 2002 another 41,667 shares were redeemed for $500,000. On February 18, 2002 another 20,833 shares were redeemed for $250,000. On February 27, 2002 the remaining 20,833 shares were redeemed for $250,000. In addition, during 2001 and 2000, we paid Mr. Kruger dividends on our series A preferred stock of $236,000 and $16,000, respectively.

         On January 3, 2001, we entered into consulting agreements with each of Larry E. Howell and John Simonelli. For our acquisition of any entity introduction to us or our affiliate during the terms of these agreements, each of Messrs. Howell and Simonelli will be entitled to receive a fee of (i) 2.5% of up to $1 million of value paid or received in the transaction, (ii) 2% of the next $1 million of value, (iii) 1.5% of the next $1 million of value, (iv) 1% of the next $1 million of value, and (v) 0.5% of the value in excess of $4 million. They are also entitled to reimbursement of reasonable expenses and provided an office, secretarial support, equipment and supplies at our cost. These agreements are for three-year terms ending December 31, 2003, automatically extendable for one-year periods after 2003, unless six-month advance notice of termination is give by us or Mr. Howell or Mr. Simonelli. They are required to maintain confidentiality of any and all non-public information provided to them by us. With respect to the acquisition of Foresight, Inc., each of Messrs. Howell and Simonelli were paid $60,000 in January 2001. Furthermore, with respect to the acquisition of Capella Group, each of Messrs. Howell and Simonelli were paid $128,795 in June 2001 and $61,540 in February 2002.

         At December 31, 2001, the Company had receivables from Palweb Corporation and Onward LLC of $52,348 and $2,451, respectively. Mr. Kruger, our Chairman of the Board is a director of Palweb Corporation and a managing member of Onward LLC.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table presents, as of June 14, 2002, information related to the beneficial ownership of our common stock of (i) each person who is known to us to be the beneficial owner of more than 5% of our common stock, (ii) each of our directors and executive officers, and (iii) all of our executive officers and directors as a group, together with their percentage holdings of the outstanding shares. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated, and there are no family relationships amongst our executive officers and directors. For purposes of the following table, the number of shares and percent of ownership of our outstanding common stock that the named person beneficially owns includes shares of our common stock that the person has the right to acquire within 60 days of the above-mentioned date pursuant to the exercise of stock options, warrants and conversion of the outstanding series A convertible preferred stock, and are deemed to be outstanding, but are not deemed to be outstanding for the purposes of computing the number of shares beneficially owned and percent of outstanding common stock of any other named person.



                                                                                            AS OF JUNE 14, 2002
                                                                                     ---------------------------------
                                                                                        SHARES             PERCENT OF
                                                                                     BENEFICIALLY         OUTSTANDING
NAME (AND ADDRESS) OF BENEFICIAL OWNER                                                 OWNED(1)           SHARES(1)(2)
--------------------------------------                                               ------------         ------------
Judith H. Henkels(3)............................................................       3,507,058              29.8%
    2040 North Highway 360
    Grand Prairie, Texas 75050

Leland S. Chaffin, Jr.(3).......................................................       3,507,058              29.8%
    2040 North Highway 360
    Grand Prairie, Texas 75050

Paul A. Kruger(4)...............................................................         635,350               5.4%
    2500 South McGee Drive, Suite 200
    Norman, Oklahoma 73072

                                      16


                                                                                            AS OF JUNE 14, 2002
                                                                                     ---------------------------------
                                                                                        SHARES             PERCENT OF
                                                                                     BENEFICIALLY         OUTSTANDING
NAME (AND ADDRESS) OF BENEFICIAL OWNER                                                 OWNED(1)           SHARES(1)(2)
--------------------------------------                                               ------------         ------------
Bobby R. Rhodes(5)..............................................................         481,009               4.1%

Mary L. Kelly(6)................................................................         471,009               4.0%

Kent H. Webb, M.D.(7)...........................................................         127,018               1.1%

Larry E. Howell(8)..............................................................         125,000               1.1%

John Simonelli(9)...............................................................         123,500               1.0%

Michael E. Dunn(10).............................................................          28,000                 *

Lyle W. Miller(11)..............................................................          20,000                 *

David P. May(12)................................................................           1,100                 *

Eugene E. Becker(13)............................................................             --                 --

Nicholas Zaffiris(13)...........................................................             --                 --

Executive Officers, Directors and Nominee Directors as a group
    (10 persons)(14)............................................................       6,136,953              51.6%


------------------------
*        Less than 1%.

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of the named person to acquire the shares within 60 days of June 14, 2002 are treated as outstanding for determining the amount and percentage of common stock owned by the person. Based upon our knowledge, each named person has sole voting and sole investment power with respect to the shares shown except as noted, subject to community property laws, where applicable.

(2) The percentage shown was rounded to the nearest one-tenth of one percent, based upon 11,750,822 shares of common stock being outstanding.

(3) Judith H. Henkels and Leland S. Chaffin, Jr. are married and reside in Texas, a community property state. Ms. Henkels is our President and Chief Operating Officer and one of our directors. Ms. Henkels and Mr. Chaffin are deemed to beneficially own the same number of beneficially owned shares. The beneficially owned shares and percentages include

         o        3,076,049 shares of common stock owned by Ms. Henkels,

         o        421,009 shares of common stock owned by Mr. Chaffin, and

         o 10,000 shares issuable upon exercise of stock options held by Ms. Henkels.

(4) Mr. Kruger is our Chairman of the Board and one of our directors. The beneficially owned shares and the percentages include

         o        585,350 shares of common stock owned by Mr. Kruger,

         o 15,000 shares of common stock held as guardian for the benefit of Courtney B. Kruger,

         o 15,000 shares of common stock held as guardian for the benefit of Garrett P. Kruger, and

         o 20,000 shares of common stock issuable upon exercise of stock options.

         Mr. Kruger has issued purchase warrants exercisable for the purchase of 100,000 shares by Mr. Kruger's wife on behalf of and as custodian of their minor children, Courtney B. Kruger and Garrett P. Kruger.

(5) Mr. Rhodes is one of our directors and nominee directors and an executive officer of The Capella Group, Inc. The beneficially owned shares and the percentages include

         o        471,009 shares of common stock owned by the Rhodes Family
                  Trust and

         o 10,000 shares of common stock issuable upon exercise of stock options.

(6) Ms. Kelly is our Chief Financial Officer and one of our nominee directors and an executive officer and director of The Capella Group, Inc.

(7) Dr. Webb is one of our directors and one of our nominee directors. The beneficially owned shares and the percentage include

         o        92,018 shares of common stock owned by Dr. Webb,

         o 3,000 shares of common stock held by David F. Johnson, Trustee of the General Surgeons of Oklahoma Money Purchase Pension Plan for the benefit of Dr. Webb, and

         o 32,000 shares of common stock issuable upon exercise of stock options.

(8)      Mr. Howell is one of our directors.

(9)      Mr. Simonelli is a director of the Company.

(10) Mr. Dunn is one of our directors and one of our nominee directors. The beneficially owned shares and the percentages include

         o        6,000 shares of common stock owned by Mr. Dunn,

         o 20,000 shares of common stock issuable upon exercise of stock options and

         o 2,000 shares of common stock owned by Dunn Swan & Cunningham of which Mr. Dunn is an executive officer, director and substantial shareholder.

(11) Mr. Miller is one of our directors. The beneficially owned shares and the percentages includes

         o        10,000 shares of common stock owned by Mr. Miller and

         o 10,000 shares of common stock issuable upon exercise of stock options.

(12) Mr. May is one of one of our nominee directors and is our Secretary and Vice President and Chief Counsel of The Capella Group, Inc.

(13)     The named person is one of our nominee directors.

(14) The beneficially owned shares and the percentage include the shares beneficially owned by each of our executive officers and directors as described in footnotes (3) through (12).


                 OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING

         Our Board of Directors knows of no business which will be presented for action at the Annual Meeting other than that described in the Notice of Annual Meeting of Shareholders and this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxies as they deem advisable in accordance with their best judgment.


                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         Under the existing rules of the Securities and Exchange Commission, one or more of our shareholders may present proposals on any matter that is a proper subject for consideration by our shareholders at the 2003 annual meeting of our shareholders, which we currently anticipates will be held on or before July 31, 2003. In order to be included in the proxy statement (or disclosure statement in the event proxies are not solicited by our Board of Directors) for the 2003 annual meeting of our shareholders, a proposal must be received by April 1, 2003. It is suggested that if you as one of our shareholders desire to submit a proposal you should do so by sending the proposal certified mail, return receipt requested, addressed to our Corporate Secretary at our principal office, 2040 North Highway 360, Grand Prairie, Texas 75050. Detailed information for submitting proposals will be provided upon written request, addressed to our Corporate Secretary.


                       WHERE YOU CAN FIND MORE INFORMATION

         We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004, and at its regional offices at 7 World Trade Center, 13th Floor, New York, New York 10048 and at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. We distribute to our shareholders annual reports containing financial statements audited by our independent public accountants and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as "EDGAR") system and are publicly available on the Securities and Exchange Commissions's site on the Internet, located at HTTP://WWW.SEC.GOV. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

         Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Precis, Inc. at 2040 North Highway 360, Grand Prairie, Texas 75050, telephone: (972) 522-2008. To obtain timely delivery, any information must be requested no later than five business days before the decision is made to vote regarding the proposed merger-acquisition of Capella Group and to cause timely receipt of the vote on the date of the Annual Meeting.

                            ------------------------

         Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.


                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         David P. May
                                         Corporate Secretary

June __, 2002


         A COPY OF OUR ANNUAL REPORT, WHICH INCLUDES OUR FORM 10-KSB (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, IS ENCLOSED HEREWITH. OUR QUARTERLY REPORTS ON FORM 10-QSB FOR THE QUARTER ENDED MARCH 31, 2002, EXCLUDING THE EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING PRECIS, INC., 2040 NORTH HIGHWAY 360, GRAND PRAIRIE, TEXAS 75050, ATTENTION: CORPORATE SECRETARY.

                                                                      APPENDIX A


                                PRECIS, INC. 2002
                              IMR STOCK OPTION PLAN

          On March 15, 2002, the Board of Directors of Precis, Inc. (the "COMPANY") adopted the Precis, Inc. 2002 IMR Stock Option Plan (the "PLAN"). The Plan must be approved by the shareholders of the Company under the governance rules of The Nasdaq Stock Market, Inc. In the event the Plan is not approved by the Company's shareholders, options issued under the Plan will be invalid and not exercisable.

         1. DEFINITIONS. Where the following capitalized terms appear in this Plan, such terms shall have the respective meanings set forth below, unless their context clearly indicates to the contrary:

         "Board" shall mean the Board of Directors of the Company.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Common Stock" or "Stock" shall mean the common stock, $0.01 par value per share, of Precis.

         "Corporate Transaction" shall mean (i) a dissolution or liquidation of the Company, (ii) a merger or consolidation in which the Company is not the surviving or the resulting corporation or (iii) a reverse merger in which the Company is the surviving entity but in which the securities possessing more than 50 percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to the merger.

         "Eligible Persons" shall mean those persons, including individuals, partnerships, corporations or other legal entities, that have completed IMR Applications which have been received and accepted by the Company and which continues in full force and effect. Executive officers, directors and employees of the Company and its subsidiaries are not Eligible Persons.

         "Exchange Act" shall refer to the Securities Exchange Act of 1934, as amended.

         "Exercise Price" shall mean the lowest closing sale price of the Common Stock during the period from the end of the applicable calendar quarter to the Vesting Date immediately following the end of such calendar quarter as reported on the Nasdaq SmallCap Market.

         "Grant Date" shall mean March 31, June 30, September 30 and December 31 of the applicable year.

         "Good Standing" shall mean that the independent marketing representative is at the time of grant of the Stock Option and exercise of the Stock Option in active status, maintained his or her membership in Care Entree program, and completely compliant with the Company's the policies and procedures and the terms and conditions of the independent marketing representative's agreement with the Company.

         "IMR Application" shall mean the official, approved Independent Marketing Representative Application Form in effect and use by the Company from time to time in the jurisdiction in which an Eligible Person resides.

         "Fair Market Value" shall mean on any particular day (i) if the Common Stock is listed or admitted for trading on any national securities exchange or the SmallCap Market System or the National Market System of Nasdaq Stock Market, Inc. ("Nasdaq"), the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations, for such day of the Common Stock,
(ii) if the Common Stock is not traded on any national securities exchange but is quoted on an automated quotation system or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Daily Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for shares of the Stock on at least five (5) of the ten (10) preceding days, (iv) in lieu of the above, if actual transactions in the shares of Stock are reported on a consolidated transaction reporting system, the last sale price of the shares of Common Stock on such system or, (v) if none of the conditions set forth above is met, the fair market value of shares of Stock as determined by the Board; provided, however, for purposes of determining "fair market value" of the Common Stock, such value shall be determined without regard to any restriction other than a restriction which will never lapse.

         "Option Period" shall refer to the period fixed by the Board during which any Stock Option may be exercised, but not to exceed 10 years following the Grant Date.

         "Parent" shall have the same meaning as set forth in Subsection (e) of
Section 425 of the Code, unless the context herein clearly indicates to the contrary.

         "Participant" shall mean each Eligible Person that has completed an IMR Application that has been received and accepted by the Company and as a result is participating in the Plan.

         "Plan" shall mean Precis, Inc. 2002 IMR Stock Option Plan, as the same may from time to time be amended.

         "Precis" shall mean Precis, Inc., an Oklahoma corporation and the parent corporation of The Capella Group, Inc. and Foresight, Inc.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Stock Option" shall mean the right to purchase Common Stock in accordance with the terms and conditions of the Stock Option Agreement and intended to be a "non-qualified stock option" as described in Sections 83 and 421 of the Code.

         "Stock Option Agreement" shall mean the agreement granting Stock Options to a Participant and evidencing the terms and conditions of the Stock Options.

         "Subsidiary" shall have the same meaning as set forth in subsection (f) of Section 425 of the Code unless the context herein clearly indicates to the contrary.

         "Vesting Date" shall mean the 100th day following the end of a calendar quarter.

The words "hereof," "herein" and "hereunder" and words of similar import, when used in the Plan, shall refer to the Plan as a whole and not to any particular provision of the Plan. Section, subsection and paragraph references in the Plan are to sections, subsections and paragraphs of the Plan, unless otherwise specified. The section and other headings contained in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. PURPOSE. The purpose of the Plan shall be to attract, retain and motivate Participants and provide them with the opportunity to acquire and own an equity interest in the Company and its subsidiaries by way of granting Stock Options.

         3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board.

                  3.1 BOARD ADMINISTRATION. The Board shall have the power where consistent with the general purpose and intent of the Plan to (i) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered in the Plan, (ii) suspend or discontinue the Plan, (iii) establish policies, and (iv) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan including the terms and conditions of Stock Option Agreements.

                  3.2 PLAN INTERPRETATION. Unless otherwise provided in the Plan, the Board shall have the authority to interpret and construe the Plan, and determine all questions arising under the Plan and any Stock Option Agreement. Any interpretation, decision or determination made by the Board shall be final, binding and conclusive.

         4. SHARES SUBJECT TO THE PLAN. Shares of stock ("Stock") covered by Stock Options shall consist of 500,000 shares of the Common Stock, subject to adjustment pursuant to Section 7, which may be either authorized and unissued shares or treasury shares, as determined in the sole discretion of the Board. If any Stock Option granted to a Participant lapses or is otherwise terminated, the Board may grant Stock Options for such shares of Stock to other Participants. However, Stock Options shall not be granted again for shares of Common Stock that have been withheld for tax withholding requirements, if any.

         5. STOCK OPTION AWARD PROGRAMS. The Board shall establish an award program for granting the Stock Options to the Participants. No Stock Options shall be exercisable more than 10 years after the date of grant, and subject to such limitation, the Board shall have the discretion to fix the period (the "Option Period") during which any Stock Option may be exercised. Initially, the Board hereby establishes the following Stock Option award program for 2002:

         a.       Stock Options are earned by calendar quarter;

         b. 1 chit will be earned by a Participant for each 12 members enrolled during the calendar quarter;

         c.       all qualifying new members must --

                  (i) be on the Complete Care Card, the Select Card or the Tandem Card through SmartCare Insurance,

                  (ii) be active through the 95 days following the end of the calendar quarter, and

                  (iii) have delivered the application to the Company for processing by 6:00 p.m. Central Time on the last day of the applicable calendar quarter (March 31, June 30, September 30, or December 31).

         As of each Grant Date, the number of chits earned by Participants during the applicable calendar quarter shall determined by the Company. With respect to each calendar quarter ending on March 31, June 30 and September 31, 2002, Stock Options exercisable the purchase of up to 50,000 shares of Common Stock will be granted. With respect to each calendar quarter ending on December 31, 2002, Stock Options exercisable for the purchase of up to 100,000 shares of Common Stock will be granted. Notwithstanding the foregoing, in no event shall a Participant be granted Stock Options exercisable for more than 250 shares of Common Stock per earned chit. On each Grant Date, Stock Options will be granted to each Participant on the basis of a percentage determined by dividing the Participant's total number of earned chits by the total chits earned by all Participants. A Participant must be in Good Standing on the Grant Date until the date of exercise of a Stock Option to be entitled to exercise the Stock Option and if not in good standing the Participant shall forfeit all rights to the Stock Options. Furthermore, for vesting purposes, the number of chits earned by a Participant shall be reduced by those members enrolled during the applicable calendar quarter that become inactive during the period from the date of enrollment through the 95 days following the end of the calendar quarter. The number of shares of Common Stock purchasable after the Vesting Date upon exercise of Stock Options attributable to a particular calendar quarter and received by a Participant on the Grant Date shall be reduced by the percent obtained by dividing the number of chits lost (due to members becoming inactive) by the number of such Participant's earned chits on the Grant Date. In the event that no Participants qualify for receipt of Stock Options on the Grant Date, then and in that event Stock Options shall not be granted.

         6. NOTICE OF EXERCISE STOCK OPTION. A Participant must be in Good Standing on the Grant Date until the date of exercise of a Stock Option to be entitled to exercise the Stock Option and if not in good standing the Participant shall forfeit all rights to the Stock Options. Upon exercise of a Stock Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Board, at the Company's main office in Grand Prairie, Texas. No shares of Common Stock shall be issued to any Participant until the Company receives full payment of the Exercise Price of the Common Stock purchased, if applicable, and any required Taxes as provided in the Plan and the Stock Option Agreement.

         7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The grants of Stock Options shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its assets or business. The aggregate number of shares of Stock under Stock Options granted under the Plan, the Option Price and the total number of shares of Common Stock which may be purchased by a Participant on exercise of a Stock Option shall be appropriately adjusted by the Board to reflect any recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction involving the Company. Provided, however, and notwithstanding the foregoing, the occurrence of a Corporate Transaction shall cause the Plan and any Stock Option Agreements entered into and Stock Options granted under the Plan, to terminate upon the effective date of the Corporate Transaction, subject to Section 21 of the Plan. Provided, further, that for the purposes of this Section 7, if any merger, consolidation or combination occurs in which the Company is not the surviving corporation and is the result of a mere change in the identity, form or place of organization of the Company accomplished in accordance with Section 368(a)(1)(F) of the Code, then, such event will not cause a termination of the Plan.

         8. AMENDMENT AND TERMINATION OF THE PLAN. The Plan shall terminate at midnight, April 10, 2004, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board. Provided, that no action of the Board may amend the Plan without approval by the shareholders of the Company to (i) increase the total amount of common stock that may be purchased pursuant to exercise of Stock Options granted under the Plan, (ii) withdraw the administration of the Plan from the Board, (iii) reduce the Stock Option price of common stock under the Plan, (iv) impair the applicability of the exemption afforded to the Plan by the Securities Exchange Act of 1934 and the Securities and Exchange Commission's Rule 16b-3, or (v) permit the Company's officers, directors or employees to receive Stock Options under the Plan. Except as provided in the Plan, no amendment, modification or termination of the Plan shall in any manner adversely affect any Stock Option theretofore granted under or Stock Option Agreement entered into pursuant to the Plan without the consent of the affected Participant.

         9. EFFECTIVE DATE. The Plan shall be effective March 15, 2002 (the "Effective Date").

         10. SECURITIES LAW REQUIREMENTS. The Company shall have the right, but not the obligation to cause the shares of Common Stock issuable upon exercise of the Stock Options to be registered under the Securities Act or the securities laws of any state or jurisdiction.

                  10.1 RESTRICTIONS ON TRANSFERABILITY AND LEGEND ON CERTIFICATES. As a condition precedent to the grant of any Stock Option or the issuance or transfer of shares of Common Stock pursuant to the exercise of a Stock Option, the Company may require the Participant or holder to take any reasonable action to meet such requirements or to obtain such approvals. The Company shall have the right to restrict the transferability of shares of Common Stock issued or transferred upon exercise of the Stock Options in such manner as it deems necessary or appropriate to insure the availability of any exemption from registration under the Securities Act and any other applicable securities laws or regulations that may be available, including the endorsement with a legend reading as follows:

                  The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment purposes. These shares may not be sold, transferred or assigned unless in the opinion of the Company and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  10.2 REGISTRATION STATEMENT. If a registration statement covering the shares of Common Stock issuable upon exercise of the Stock Options granted under the Plan is filed under the Securities Act, and is declared effective the Securities and Exchange Commission, the provisions of Section 10.1 shall terminate during the period of time that such registration statement, as periodically amended, remains effective.

         11. SEPARATE CERTIFICATES. Separate certificates representing the Common Stock of the Company to be delivered to a Participant upon the exercise of any Stock Option will be issued to such Participant.

         12. PAYMENT FOR STOCK. Payment for shares of Common Stock purchased pursuant to exercise of Stock Options granted under this Plan shall be made in full and in cash or check made payable to the Company.

         13. INCURRENCE OF DISABILITY AND RETIREMENT. Omitted.

         14. STOCK OPTIONS GRANTED SEPARATELY. Because the Board is authorized to grant Stock Options to Participants, the grant thereof and Stock Option Agreements relating thereto will be made separately and totally independent of each other.

         15. GRANTS OF OPTIONS AND STOCK OPTION AGREEMENT. Each Stock Option granted under this Plan shall be evidenced by the minutes of a meeting of the Board or by the written consent of the Board and by a written Stock Option

Agreement effective on the Grant Date and executed by the Company and the Participant. Each Stock Option granted hereunder shall contain such terms, restrictions and conditions as the Board may determine, which terms, restrictions and conditions may or may not be the same in each case.

         16. USE OF PROCEEDS. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Stock Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

         17. NON-TRANSFERABILITY OF OPTIONS. Except as otherwise herein provided, any Stock Option granted shall not be transferable otherwise than by will or the laws of descent and distribution or with the consent of the Company, and the Stock Option may be exercised, during the lifetime of the Participant, only by the Participant. More particularly (but without limiting the generality of the foregoing), the Stock Option Agreements may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Stock Option or Stock Option Agreement contrary to the provisions hereof shall be null and void and without effect and shall result in termination of the Stock Option Agreement and Stock Option.

         18. ADDITIONAL DOCUMENTS ON DEATH OF PARTICIPANT. No transfer of a Stock Option or Stock Option Agreement by a Participant by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice and an unauthenticated copy of the will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the successor to the Stock Option or Stock Option Agreement of the terms and conditions of such Stock Option or Stock Option Agreement.

         19. NO EMPLOYMENT RIGHT. Nothing in the Plan or in any Stock Option Agreement which relates to the Plan shall confer upon any Participant any right to serve as a director or become an employee or consultant of the Company or of any of its subsidiaries, or interfere in any way with the right of the Company or any of its subsidiaries to terminate such Participant as an Eligible Person at any time.

         20. SHAREHOLDER RIGHTS. No Participant shall have a right as a shareholder with respect to any shares of Common Stock subject to a Stock Option or Stock Option Agreement prior to the purchase of such shares of Common Stock by exercise of the Stock Option.

         21. RIGHT TO EXERCISE UPON COMPANY CEASING TO EXIST. In the event of a Corporate Transaction, the Participant shall have the right immediately prior to consummation of the Corporate Transaction to exercise, in whole or in part, such Participant's then remaining Stock Options whether or not then exercisable, but limited to that number of shares that can be acquired without causing the Participant to have an "excess parachute payment" as determined under Section 280G of the Code determined by taking into account all of Participant's "parachute payments" determined under Section 280G of the Code. Provided, the foregoing notwithstanding, after the Participant has been afforded the opportunity to exercise his or her then remaining Stock Options as provided in this Section 21, and to the extent such Stock Options are not timely exercised as provided in this Section 21, then, the terms and provisions of this Plan and any Stock Option Agreement will thereafter continue in effect, and the Participant will be entitled to exercise any such remaining and unexercised Options in accordance with the terms and provisions of this Plan and such Stock Option Agreement as such Stock Options thereafter become exercisable. Provided further, that for the purposes of this Section 21, if any merger, consolidation or combination occurs in which the Company is not the surviving corporation and is the result of a mere change in the identity, form, or place of organization of the Company accomplished in accordance with Section 368(a)(1)(F) of the Code, then, such event shall not cause an acceleration of the exercisability of any such Stock Options granted under the Plan.

         22. ASSUMPTION OF OUTSTANDING STOCK OPTIONS. Any successor to the Company succeeding to, or assigned the business of, the Company as the result of or in connection with a Corporate Transaction shall assume all Stock Options outstanding under the Plan or issue new Stock Options in place of outstanding Stock Options under the Plan.

         23. TAX WITHHOLDINGS. The Company's obligation to deliver Stock upon the exercise of Stock Options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements. The Board may in its discretion and in accordance with the provisions of Section 23 and such supplemental rules as the Board may from time to time adopt, provide any or all holders of Stock Options with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities incurred by such holders in connection with the exercise of their Stock Options ("Taxes"). Such right may be provided to any such holders of Stock Options in either or both of the following methods: (i) the holder of a Stock Option may be provided with the election, which may be subject to approval by the Board, to have the Company withhold, from the Stock otherwise issuable upon exercise of such Stock Option, a portion of those shares of Stock with an aggregate Fair Market Value equal to the percentage (not to exceed 100 percent) of the applicable Taxes designated by the holder of the Options, and/or (ii) the Board may, in its discretion, provide the holder of the Stock Options with the election to deliver to the Company, at the time the Stock Option is exercised, one or more shares of Stock previously acquired by such holder and held for more than six months (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the Taxes incurred in connection with such Stock Option exercise designated by such holder.

         24. GOVERNING LAW. The Plan shall be governed by and all questions hereunder shall be determined in accordance with the laws of the State of Texas.

                                                                      APPENDIX B

                                PRECIS, INC. 2002
                         NON-EMPLOYEE STOCK OPTION PLAN

          On March 15, 2002, the Board of Directors of Precis, Inc. (the "COMPANY") adopted the Precis, Inc. 2002 Non-Employee Stock Option Plan (the "PLAN"). The Plan must be approved by the shareholders of the Company under the governance rules of The Nasdaq Stock Market, Inc. In the event the Plan is not approved by the Company's shareholders, options issued under the Plan will be invalid and not exercisable.

         1. DEFINITIONS. Where the following capitalized terms appear in this Plan, such terms shall have the respective meanings set forth below, unless their context clearly indicates to the contrary:

         "Board" shall mean the Board of Directors of the Company.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Common Stock" or "Stock" shall mean the common stock, $0.01 par value per share, of Precis.

         "Corporate Transaction" shall mean (i) a dissolution or liquidation of the Company, (ii) a merger or consolidation in which the Company is not the surviving or the resulting corporation or (iii) a reverse merger in which the Company is the surviving entity but in which the securities possessing more than 50 percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to the merger.

         "Eligible Persons" shall mean those individuals who are not employees of the Company and who provide services to the Company as directors, independent contractors or consultants. Executive officers and employees of the Company and its subsidiaries are not Eligible Persons.

         "Exchange Act" shall refer to the Securities Exchange Act of 1934, as amended.

         "Exercise Price" shall mean the lowest closing sale price of the Common Stock during the period from the end of the applicable calendar quarter to the Vesting Date immediately following the end of such calendar quarter as reported on the Nasdaq SmallCap Market.

         "Grant Date" shall mean the date on which Stock Options are granted to a Participant by the Board.

         "Family Member" shall mean any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

         "Fair Market Value" shall mean on any particular day (i) if the Common Stock is listed or admitted for trading on any national securities exchange or the SmallCap Market System or the National Market System of Nasdaq Stock Market, Inc. ("Nasdaq"), the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations, for such day of the Common Stock,
(ii) if the Common Stock is not traded on any national securities exchange but is quoted on an automated quotation system or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Daily Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for shares of the Stock on at least five (5) of the ten (10) preceding days, (iv) in lieu of the above, if actual transactions in the shares of Stock are reported on a consolidated transaction reporting system, the last sale price of the shares of Common Stock on such system or, (v) if none of the conditions set forth above is met, the fair market value of shares of Stock as determined by the Board; provided, however, for purposes of determining "fair market value" of the Common Stock, such value shall be determined without regard to any restriction other than a restriction which will never lapse.

         "Option Period" shall refer to the period fixed by the Board during which any Stock Option may be exercised, but not to exceed 10 years following the Grant Date.

         "Parent" shall have the same meaning as set forth in Subsection (e) of
Section 425 of the Code, unless the context herein clearly indicates to the contrary.

         "Participant" shall mean each Eligible Person granted a Stock Option pursuant to the Plan.

         "Plan" shall mean Precis, Inc. 2002 Non-Employee Stock Option Plan, as the same may from time to time be amended.

         "Precis" shall mean Precis, Inc., an Oklahoma corporation and the parent corporation of The Capella Group, Inc. and Foresight, Inc.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Stock Option" shall mean the right to purchase Common Stock in accordance with the terms and conditions of the Stock Option Agreement and intended to be a "non-qualified stock option" as described in Sections 83 and 421 of the Code.

         "Stock Option Agreement" shall mean the agreement granting Stock Options to a Participant and evidencing the terms and conditions of the Stock Options.

         "Subsidiary" shall have the same meaning as set forth in subsection (f) of Section 425 of the Code unless the context herein clearly indicates to the contrary.

The words "hereof," "herein" and "hereunder" and words of similar import, when used in the Plan, shall refer to the Plan as a whole and not to any particular provision of the Plan. Section, subsection and paragraph references in the Plan are to sections, subsections and paragraphs of the Plan, unless otherwise specified. The section and other headings contained in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. PURPOSE. The purpose of the Plan shall be to attract, retain and motivate Participants and provide them with the opportunity to acquire and own an equity interest in the Company and its subsidiaries by way of granting Stock Options.

         3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board.

                  3.1 BOARD ADMINISTRATION. The Board shall have the power where consistent with the general purpose and intent of the Plan to (i) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered in the Plan, (ii) suspend or discontinue the Plan, (iii) establish policies, and (iv) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan including the terms and conditions of Stock Option Agreements.

                  3.2 PLAN INTERPRETATION. Unless otherwise provided in the Plan, the Board shall have the authority to interpret and construe the Plan, and determine all questions arising under the Plan and any Stock Option Agreement. Any interpretation, decision or determination made by the Board shall be final, binding and conclusive.

         4. SHARES SUBJECT TO THE PLAN. Shares of stock ("Stock") covered by Stock Options shall consist of 500,000 shares of the Common Stock, subject to adjustment pursuant to Section 7, which may be either authorized and unissued shares or treasury shares, as determined in the sole discretion of the Board. If any Stock Option granted to a Participant lapses or is otherwise terminated, the Board may grant Stock Options for such shares of Stock to other Participants.

However, Stock Options shall not be granted again for shares of Common Stock that have been withheld for tax withholding requirements, if any.

         5. STOCK OPTION AWARD PROGRAMS. The Board shall establish an award program for granting the Stock Options to the Participants. No Stock Options shall be exercisable more than 10 years after the date of grant, and subject to such limitation, the Board shall have the discretion to fix the period (the "Option Period") during which any Stock Option may be exercised. Initially, the Board hereby establishes the following Stock Option award program for 2002:

         a.       Stock Options are earned by calendar quarter;

         b. 1 chit will be earned by a Participant for each 12 members enrolled during the calendar quarter;

         c.       all qualifying new members must --

                  (i) be on the Complete Care Card, the Select Card or the Tandem Card through SmartCare Insurance,

                  (ii) be active through the 95 days following the end of the calendar quarter, and

                  (iii) have delivered the application to the Company for processing by 6:00 p.m. Central Time on the last day of the applicable calendar quarter (March 31, June 30, September 30, or December 31).

         As of each Grant Date, the number of chits earned by Participants during the applicable calendar quarter shall determined by the Company. With respect to each calendar quarter ending on March 31, June 30 and September 31, 2002, Stock Options exercisable the purchase of up to 50,000 shares of Common Stock will be granted. With respect to each calendar quarter ending on December 31, 2002, Stock Options exercisable for the purchase of up to 100,000 shares of Common Stock will be granted. Notwithstanding the foregoing, in no event shall a Participant be granted Stock Options exercisable for more than 250 shares of Common Stock per earned chit. On each Grant Date, Stock Options will be granted to each Participant on the basis of a percentage determined by dividing the Participant's total number of earned chits by the total chits earned by all Participants. A Participant must be in Good Standing on the Grant Date until the date of exercise of a Stock Option to be entitled to exercise the Stock Option and if not in good standing the Participant shall forfeit all rights to the Stock Options. Furthermore, for vesting purposes, the number of chits earned by a Participant shall be reduced by those members enrolled during the applicable calendar quarter that become inactive during the period from the date of enrollment through the 95 days following the end of the calendar quarter. The number of shares of Common Stock purchasable after the Vesting Date upon exercise of Stock Options attributable to a particular calendar quarter and received by a Participant on the Grant Date shall be reduced by the percent obtained by dividing the number of chits lost (due to members becoming inactive) by the number of such Participant's earned chits on the Grant Date. In the event that no Participants qualify for receipt of Stock Options on the Grant Date, then and in that event Stock Options shall not be granted.

         6. NOTICE OF EXERCISE STOCK OPTION. A Participant must be in Good Standing on the Grant Date until the date of exercise of a Stock Option to be entitled to exercise the Stock Option and if not in good standing the Participant shall forfeit all rights to the Stock Options. Upon exercise of a Stock Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Board, at the Company's main office in Grand Prairie, Texas. No shares of Common Stock shall be issued to any Participant until the Company receives full payment of the Exercise Price of the Common Stock purchased, if applicable, and any required Taxes as provided in the Plan and the Stock Option Agreement.

         7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The grants of Stock Options shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its assets or business. The aggregate number of shares of Stock under Stock Options granted under the Plan, the Option Price and the total number of shares of Common Stock which may be purchased by a Participant on exercise of a Stock Option shall be appropriately adjusted by the Board to reflect any recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction involving the Company. Provided, however, and notwithstanding the foregoing, the occurrence of a Corporate Transaction shall cause the Plan and any Stock Option Agreements entered into and Stock Options granted under the Plan, to terminate upon the effective date of the Corporate Transaction, subject to Section 21 of the Plan. Provided, further, that for the purposes of this Section 7, if any merger, consolidation or combination occurs in which the Company is not the surviving corporation and is the result of a mere change in the identity, form or place of organization of the Company accomplished in accordance with Section 368(a)(1)(F) of the Code, then, such event will not cause a termination of the Plan.

         8. AMENDMENT AND TERMINATION OF THE PLAN. The Plan shall terminate at midnight, April 10, 2004, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board. Provided, that no action of the Board may amend the Plan without approval by the shareholders of the Company to (i) increase the total amount of common stock that may be purchased pursuant to exercise of Stock Options granted under the Plan, (ii) withdraw the administration of the Plan from the Board, (iii) reduce the Stock Option price of common stock under the Plan, (iv) impair the applicability of the exemption afforded to the Plan by the Securities Exchange Act of 1934 and the Securities and Exchange Commission's Rule 16b-3, or (v) permit the Company's officers, directors or employees to receive Stock Options under the Plan. Except as provided in the Plan, no amendment, modification or termination of the Plan shall in any manner adversely affect any Stock Option theretofore granted under or Stock Option Agreement entered into pursuant to the Plan without the consent of the affected Participant.

         9. EFFECTIVE DATE. The Plan shall be effective upon approval of the Plan by the Company's shareholders (the "Effective Date").

         10. SECURITIES LAW REQUIREMENTS. The Company shall have the right, but not the obligation to cause the shares of Common Stock issuable upon exercise of the Stock Options to be registered under the Securities Act or the securities laws of any state or jurisdiction.

                  10.1 RESTRICTIONS ON TRANSFERABILITY AND LEGEND ON CERTIFICATES. As a condition precedent to the grant of any Stock Option or the issuance or transfer of shares of Common Stock pursuant to the exercise of a Stock Option, the Company may require the Participant or holder to take any reasonable action to meet such requirements or to obtain such approvals. The Company shall have the right to restrict the transferability of shares of Common Stock issued or transferred upon exercise of the Stock Options in such manner as it deems necessary or appropriate to insure the availability of any exemption from registration under the Securities Act and any other applicable securities laws or regulations that may be available, including the endorsement with a legend reading as follows:

                  The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment purposes. These shares may not be sold, transferred or assigned unless in the opinion of the Company and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  10.2 REGISTRATION STATEMENT. If a registration statement covering the shares of Common Stock issuable upon exercise of the Stock Options granted under the Plan is filed under the Securities Act, and is declared effective the Securities and Exchange Commission, the provisions of Section 10.1 shall terminate during the period of time that such registration statement, as periodically amended, remains effective.

         11. SEPARATE CERTIFICATES. Separate certificates representing the Common Stock of the Company to be delivered to a Participant upon the exercise of any Stock Option will be issued to such Participant.

         12. PAYMENT FOR STOCK. Payment for shares of Common Stock purchased under this Plan shall be made (i) in full and in cash or check made payable to the Company or (ii) may also be made in Common Stock of the Company held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at Fair Market Value on the date of exercise of the Option, or (iii) a combination of cash and Common Stock of the Company.

         13. INCURRENCE OF DISABILITY AND RETIREMENT. Omitted.

         14. STOCK OPTIONS GRANTED SEPARATELY. Because the Board is authorized to grant Stock Options to Participants, the grant thereof and Stock Option Agreements relating thereto will be made separately and totally independent of each other.

         15. GRANTS OF OPTIONS AND STOCK OPTION AGREEMENT. Each Stock Option granted under this Plan shall be evidenced by the minutes of a meeting of the Board or by the written consent of the Board and by a written Stock Option Agreement effective on the Grant Date and executed by the Company and the Participant. Each Stock Option granted hereunder shall contain such terms, restrictions and conditions as the Board may determine, which terms, restrictions and conditions may or may not be the same in each case.

         16. USE OF PROCEEDS. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Stock Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

         17. NON-TRANSFERABILITY OF OPTIONS. Except as otherwise herein provided, any Stock Option granted shall not be transferable by a Participant otherwise than a transfer (i) by will or the laws of descent and distribution,
(ii) with the consent of the Company, (iii) by gift to a Family Member, (iv) a transfer under a domestic relations order in settlement of marital property rights, or (v) to an entity in which more than 50% of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. Except as set forth above in this Section 17 and without limiting the generality of the foregoing, the Stock Option Agreements may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Stock Option or Stock Option Agreement contrary to the provisions hereof shall be null and void and without effect and shall result in termination of the Stock Option Agreement and Stock Option.

         18. ADDITIONAL DOCUMENTS ON DEATH OF PARTICIPANT. No transfer of a Stock Option or Stock Option Agreement by a Participant in accordance with the provisions of Section 17 shall be effective to bind the Company unless the Company shall have been furnished with written notice and an unauthenticated copy of the will and/or such other evidence as the Board deems necessary to establish the validity of the transfer and the acceptance by the successor to the Stock Option or Stock Option Agreement of the terms and conditions of such Stock Option or Stock Option Agreement.

         19. NO EMPLOYMENT RIGHT. Nothing in the Plan or in any Stock Option Agreement which relates to the Plan shall confer upon any Participant any right to serve as a director or become an employee or consultant of the Company or of any of its subsidiaries, or interfere in any way with the right of the Company or any of its subsidiaries to terminate such Participant as an Eligible Person at any time.

         20. SHAREHOLDER RIGHTS. No Participant shall have a right as a shareholder with respect to any shares of Common Stock subject to a Stock Option or Stock Option Agreement prior to the purchase of such shares of Common Stock by exercise of the Stock Option.

         21. RIGHT TO EXERCISE UPON COMPANY CEASING TO EXIST. In the event of a Corporate Transaction, the Participant shall have the right immediately prior to consummation of the Corporate Transaction to exercise, in whole or in part, such Participant's then remaining Stock Options whether or not then exercisable, but limited to that number of shares that can be acquired without causing the Participant to have an "excess parachute payment" as determined under Section 280G of the Code determined by taking into account all of Participant's "parachute payments" determined under Section 280G of the Code. Provided, the foregoing notwithstanding, after the Participant has been afforded the opportunity to exercise his or her then remaining Stock Options as provided in this Section 21, and to the extent such Stock Options are not timely exercised as provided in this Section 21, then, the terms and provisions of this Plan and any Stock Option Agreement will thereafter continue in effect, and the Participant will be entitled to exercise any such remaining and unexercised Options in accordance with the terms and provisions of this Plan and such Stock Option

Agreement as such Stock Options thereafter become exercisable. Provided further, that for the purposes of this Section 21, if any merger, consolidation or combination occurs in which the Company is not the surviving corporation and is the result of a mere change in the identity, form, or place of organization of the Company accomplished in accordance with Section 368(a)(1)(F) of the Code, then, such event shall not cause an acceleration of the exercisability of any such Stock Options granted under the Plan.

         22. ASSUMPTION OF OUTSTANDING STOCK OPTIONS. Any successor to the Company succeeding to, or assigned the business of, the Company as the result of or in connection with a Corporate Transaction shall assume all Stock Options outstanding under the Plan or issue new Stock Options in place of outstanding Stock Options under the Plan.

         23. TAX WITHHOLDINGS. The Company's obligation to deliver Stock upon the exercise of Stock Options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements. The Board may in its discretion and in accordance with the provisions of Section 23 and such supplemental rules as the Board may from time to time adopt, provide any or all holders of Stock Options with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities incurred by such holders in connection with the exercise of their Stock Options ("Taxes"). Such right may be provided to any such holders of Stock Options in either or both of the following methods: (i) the holder of a Stock Option may be provided with the election, which may be subject to approval by the Board, to have the Company withhold, from the Stock otherwise issuable upon exercise of such Stock Option, a portion of those shares of Stock with an aggregate Fair Market Value equal to the percentage (not to exceed 100%) of the applicable Taxes designated by the holder of the Options, and/or (ii) the Board may, in its discretion, provide the holder of the Stock Options with the election to deliver to the Company, at the time the Stock Option is exercised, one or more shares of Stock previously acquired by such holder and held for more than six months (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage (not to exceed 100%) of the Taxes incurred in connection with such Stock Option exercise designated by such holder.

         24. GOVERNING LAW. The Plan shall be governed by and all questions hereunder shall be determined in accordance with the laws of the State of Texas.

--------------------------------------------------------------------------------
PROXY                                                                      PROXY
                                  PRECIS, INC.
                             2040 NORTH HIGHWAY 360
                           GRAND PRAIRIE, TEXAS 75050

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRECIS, INC.

         The undersigned hereby appoints Judith H. Henkels and Mary L. Kelly as Proxies, each with the power to appoint her substitute, and hereby appoints and authorizes either of them to represent and vote as designated below, all the shares of Common Stock,$.01 par value, of Precis, Inc. (the "Company") held of record by the undersigned on June 14, 2002 at the annual meeting of shareholders to be held at 4:00 p.m. on July 29, 2002, or any adjournment thereof.

PROPOSAL ONE--    To approve the Precis, Inc. 2002 IMR Stock Option Plan.  A vote "For" will represent a vote for approval of the Plan.

                         / / FOR          / / AGAINST          / / ABSTAIN

PROPOSAL TWO--       To approve the Precis, Inc. 2002 Non-Employee Stock Option
                     Plan. A vote "For" will represent a vote for approval of the Plan.

                         / / FOR          / / AGAINST          / / ABSTAIN


PROPOSAL THREE--     To elect Judith H. Henkels, Mary L. Kelly, Bobby R. Rhodes,
                     David P. May, Kent H. Webb, M.D., Eugene E. Becker,
                     Nicholas Zaffiris, and Michael E. Dunn each for a term ending in 2003 and until each of their respective successors shall have been duly elected and qualified. A vote "For" will represent a vote for the nominee director.

                  Judith H. Henkels        / / FOR    / / AGAINST    / / ABSTAIN

                  Mary L. Kelly            / / FOR    / / AGAINST    / / ABSTAIN

                  Bobby R. Rhodes          / / FOR    / / AGAINST    / / ABSTAIN

                  David P. May             / / FOR    / / AGAINST    / / ABSTAIN

                  Kent H. Webb, M.D.       / / FOR    / / AGAINST    / / ABSTAIN

                  Eugene E. Becker         / / FOR    / / AGAINST    / / ABSTAIN

                  Nicholas Zaffiris        / / FOR    / / AGAINST    / / ABSTAIN

                  Michael E. Dunn          / / FOR    / / AGAINST    / / ABSTAIN

PROPOSAL FIVE--   To ratify the appointment of Murrell, Hall, McIntosh & Co.,
                  PLLP as the Company's independent accountants for the year ending December 31, 2002. A vote "For" will represent a vote for such ratification and appointment.

                                           / / FOR    / / AGAINST    / / ABSTAIN

PROPOSAL SIX--    To approve other business that properly comes before the
                  Annual Meeting or any adjournment or postponement.  A vote
                  "For" will represent a vote for approval of the business presented.

                                           / / FOR    / / AGAINST    / / ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE THROUGH SIX.


                                    Please sign exactly as the name appears to left. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    Date:  _______________________________, 2002


                                    --------------------------------------------
                                                     Signature

                                    --------------------------------------------
                                              Signature if held jointly

                                    PLEASE MARK, SIGN, DATE AND RETURN THIS
                                    PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.